AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION on or about May 23, 2002

                                                        File No. 33-

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-14

                        REGISTRATION STATEMENT UNDER THE
                           SECURITIES ACT OF 1933 /X/


                          STRONG OPPORTUNITY FUND, INC.
               (Exact Name of Registrant as Specified in Charter)
                              100 Heritage Reserve
                            Menomonee Falls, WI 53051
               (Address of Principal Executive Offices, Zip Code)

        Registrant's Telephone Number, including Area Code (414) 359-3400

                                Richard W. Smirl
                         Strong Capital Management, Inc.
                              100 Heritage Reserve
                        Menomonee Falls, Wisconsin 53051
                     (Name and Address of Agent for Service)















It is proposed that this filing will become effective on June 24, 2002 pursuant to Rule 488.

Title of Securities Being Registered: Class A, B, and C Shares of Common Stock of Strong Advisor Select Fund, a series of Strong Opportunity Fund, Inc., par value $.01 per share.

No filing fee is required because an indefinite number of shares have previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940.

                            STRONG ADVISOR FOCUS FUND

                              100 Heritage Reserve
                        Menomonee Falls, Wisconsin 53051



July 15, 2002

Dear Shareholder:

A Special Meeting of Shareholders of the Strong Advisor Focus Fund ("Focus Fund"), a series of Strong Common Stock Fund, Inc. ("Corporation"), will be held at 100 Heritage Reserve, Menomonee Falls, Wisconsin 53051 on Friday, September 13, 2002 at 9:00 a.m. Central Time. Enclosed is a Proxy Statement/Prospectus, which contains an important proposal for you to consider. You are eligible to vote on this proposal because you were a shareholder of record of the Focus Fund on July 5, 2002.

The Corporation's Board of Directors has proposed that the Focus Fund be combined with the Strong Advisor Select Fund ("Select Fund") (formerly, Strong Advisor Endeavor 20 Fund), a series of Strong Opportunity Fund, Inc., in a tax-free reorganization. If the shareholders of the Focus Fund approve the proposal, you will become a shareholder of the Select Fund and your Focus Fund shares will be exchanged for an amount of Select Fund shares of equal value. No sales charges will be imposed in connection with the reorganization and the holding period of your current shares will count toward the Select Fund for contingent deferred sales charge and share conversion purposes. In addition, the reorganization is not expected to cause you to recognize any federally taxable gains or losses on your shares in the Focus Fund.

The investment objective of both the Focus Fund and the Select Fund is to provide investors with capital growth. The Focus Fund invests its assets in stocks of 30 to 40 companies of any size that its manager believes have favorable prospects for accelerating growth of earnings but are selling at reasonable valuations based on earnings, cash flow, or asset value. The Select Fund invests its assets in the stocks of 30 to 40 companies of any size that its managers believe have above-average earnings growth prospects. Therefore, the investment strategies of the Focus Fund and the Select Fund are substantially similar. However, the assets of the Focus Fund are significantly smaller than the Select Fund. Currently, we do not believe that the Focus Fund can reach a sustainable size in the near future.

In light of the Focus Fund's small asset size, lack of expected asset growth, lack of economies of scale, poor performance, and expense level, the Board of Directors of the Corporation believes that it is in the best interests of shareholders of the Focus Fund to reorganize the Focus Fund into the larger Select Fund. In addition, the Focus Fund's investment objective and investment policies are substantially similar to those of the Select Fund, as are the net expense ratios. Accordingly, the Board of Directors of the Corporation strongly urges you to vote for the proposed reorganization.

The enclosed materials provide more information. Please read this information carefully and call our proxy solicitor, D.F. King & Co., Inc., at 1-800-714-3305 if you have any questions. Your vote is important to us no matter how many shares you own.

After you review the enclosed materials, we ask that you vote FOR the proposed reorganization. Please vote for the proposal by completing, dating, and signing your proxy card, and mailing it to us today. You also may vote by toll-free telephone or through the Internet according to the enclosed Voting Instructions.

Thank you for your support.

                                                 Sincerely,



                                                 Richard S. Strong
                                                 Chairman

                              QUESTIONS AND ANSWERS

                           YOUR VOTE IS VERY IMPORTANT

Q. ON WHAT AM I BEING ASKED TO VOTE AT THE UPCOMING SPECIAL MEETING OF SHAREHOLDERS ON SEPTEMBER 13, 2002?
A. You are being asked to approve a reorganization of the Strong Advisor Focus Fund ("Focus Fund") into the Strong Advisor Select Fund ("Select Fund").

Q.   HAS THE BOARD OF DIRECTORS APPROVED THE PROPOSAL?
A. The Board of Directors has unanimously agreed that the reorganization is in the shareholders' best interests and recommends that you vote in favor of it.

Q.   HOW WILL THIS REORGANIZATION AFFECT ME AS A SHAREHOLDER?
A. You will become a shareholder of the Select Fund, a fund with similar investment objectives and policies, as well as net expenses.

Q.   WHAT IS THE TIMETABLE FOR THE REORGANIZATION?
A. If approved by shareholders at the September 13, 2002 Special Meeting of Shareholders, the reorganization is expected to take effect as of 3:00 p.m., Central Time, on October 11, 2002.

Q.   WHAT WILL I RECEIVE IN EXCHANGE FOR MY CURRENT SHARES?
A. An account will be created for you that will be credited with Select Fund shares with an aggregate value equal to the value of your Focus Fund shares; however, no physical share certificates will be issued to you.

Q.   WILL THIS REORGANIZATION RESULT IN ANY FEDERAL TAX LIABILITY TO ME?
A. The reorganization is intended to be done on a tax-free basis for federal income tax purposes.

Q. CAN I EXCHANGE OR REDEEM MY FOCUS FUND SHARES BEFORE THE REORGANIZATION TAKES PLACE?
A. Yes. You may exchange your Focus Fund shares for shares of another Strong Fund, or redeem your shares, at any time before the reorganization takes place. If you choose to do so, your request will be treated as a normal exchange or redemption of shares and may be a taxable transaction. In addition, you will be charged any applicable fee on your exchange or redemption.

Q.   WHAT HAPPENS IF SHAREHOLDERS DO NOT APPROVE THE REORGANIZATION?
A. If the reorganization is not approved by shareholders of the Focus Fund, then the reorganization will not take place and you will remain a shareholder of the Focus Fund.

Q.   I AM A SMALL INVESTOR. WHY SHOULD I BOTHER TO VOTE?
A. Your vote makes a difference. If numerous shareholders just like you fail to vote, the Focus Fund may not receive enough votes to go forward with its meeting. If this happens, we may need to solicit votes again - a costly proposition for the Focus Fund.

Q.   WHO IS ENTITLED TO VOTE?
A. Any person who owned shares of the Focus Fund on the "record date," which was the close of business on Friday, July 5, 2002 - even if you later sold your shares. You may cast one vote for each share of the Focus Fund and a fractional vote for each fractional share of the Focus Fund you owned on the record date.

Q.   HOW CAN I VOTE?
A.   You can vote your shares in any one of four ways:

     o    Through the Internet.
     o    By toll-free telephone.
     o    By mail using the enclosed proxy card.
     o    In person at the meeting.

     We encourage you to vote through the Internet or by telephone using the number that appears on your proxy card. These voting methods will save the Focus Fund a good deal of money because it would not have to pay for return-mail postage. Whichever voting method you choose, please take the time to read the full text of the Proxy Statement/Prospectus before you vote.

Q.   I PLAN TO VOTE THROUGH THE INTERNET. HOW DOES INTERNET VOTING WORK?
A.   To vote through the Internet, please read the enclosed Voting Instructions.

Q.   I PLAN TO VOTE BY TELEPHONE. HOW DOES TELEPHONE VOTING WORK?
A.   To vote by telephone, please read the enclosed Voting Instructions.

Q.   I PLAN TO VOTE BY MAIL. HOW SHOULD I SIGN MY PROXY CARD?
A. If you are an individual account owner, please sign exactly as your name appears on the proxy card. Either owner of a joint account may sign the proxy card, but the signer's name must exactly match one that appears on the card. You should sign proxy cards for other types of accounts in a way that indicates your authority (for instance, "John Brown, Custodian").

Q.   WHO SHOULD I CALL IF I HAVE ANY QUESTIONS ABOUT VOTING?
A.   You can call our proxy solicitor, D.F. King & Co., Inc., at 1-800-714-3305.

                            STRONG ADVISOR FOCUS FUND
                   A SERIES OF STRONG COMMON STOCK FUND, INC.

                              100 HERITAGE RESERVE
                        MENOMONEE FALLS, WISCONSIN 53051

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                    TO BE HELD ON FRIDAY, SEPTEMBER 13, 2002

     A Special Meeting of Shareholders of the Strong Advisor Focus Fund ("Focus Fund") will be held at 100 Heritage Reserve, Menomonee Falls, Wisconsin 53051 on Friday, September 13, 2002 at 9:00 a.m., Central Time, for the purpose of considering the proposals set forth below. Proposal 1, if approved by the Focus Fund shareholders, will result in the transfer of the assets and stated liabilities of the Focus Fund to the Strong Advisor Select Fund ("Select Fund") in return for shares of the Select Fund. The Focus Fund will then be liquidated.

PROPOSAL 1:   To approve the  Agreement and Plan  of  Reorganization,  including an amendment to the  Articles of  Incorporation  of Strong  Common
              Stock Fund, Inc., as described in the Proxy Statement/Prospectus, and the transactions it contemplates.

PROPOSAL 2:   The transaction of such other business as may properly come before the meeting.

     Shareholders of record of the Focus Fund as of the close of the New York Stock Exchange on Friday, July 5, 2002 are entitled to notice of and to vote at this meeting or any adjournment of this meeting. Proposal 1 will be effected only if shareholders of the Focus Fund approve the proposal.

                             YOUR VOTE IS IMPORTANT.
                     PLEASE PROMPTLY RETURN YOUR PROXY CARD
                OR VOTE BY TOLL-FREE TELEPHONE OR AT OUR WEB SITE
              IN ACCORDANCE WITH THE ENCLOSED VOTING INSTRUCTIONS.

--------------------------------------------------------------------------------

     AS A SHAREHOLDER OF THE FOCUS FUND, YOU ARE ASKED TO ATTEND THE SPECIAL MEETING EITHER IN PERSON OR BY PROXY. IF YOU ARE UNABLE TO ATTEND THE SPECIAL MEETING IN PERSON, WE URGE YOU TO VOTE BY PROXY. YOU CAN DO THIS IN ONE OF THREE
WAYS: BY (1) COMPLETING, DATING, SIGNING, AND PROMPTLY RETURNING THE ENCLOSED PROXY CARD USING THE ENCLOSED POSTAGE PREPAID ENVELOPE, (2) CALLING OUR TOLL-FREE TELEPHONE NUMBER, OR (3) VISITING OUR WEB SITE. YOUR PROMPT VOTING BY PROXY WILL HELP ASSURE A QUORUM AT THE SPECIAL MEETING AND AVOID ADDITIONAL EXPENSES ASSOCIATED WITH FURTHER SOLICITATION. VOTING BY PROXY WILL NOT PREVENT YOU FROM VOTING YOUR SHARES IN PERSON AT THE SPECIAL MEETING. YOU MAY REVOKE YOUR PROXY BEFORE IT IS EXERCISED AT THE SPECIAL MEETING BY SUBMITTING TO THE SECRETARY OF STRONG COMMON STOCK FUND, INC. A WRITTEN NOTICE OF REVOCATION OR A SUBSEQUENTLY SIGNED PROXY CARD OR BY ATTENDING THE SPECIAL MEETING AND VOTING IN PERSON. VOTING AGAIN THROUGH THE WEB SITE OR TOLL-FREE TELEPHONE NUMBER LISTED ON THE ENCLOSED VOTING INSTRUCTIONS CAN ALSO REVOKE A PRIOR PROXY.

--------------------------------------------------------------------------------


                                     By Order of the Board of Directors,



                                     Richard W. Smirl
                                     Vice President and Secretary

Menomonee Falls, Wisconsin
July 15, 2002

                           --------------------------
                           PROXY STATEMENT/PROSPECTUS
                           --------------------------

                               DATED JULY 15, 2002

                  RELATING TO THE ACQUISITION OF THE ASSETS OF

                            STRONG ADVISOR FOCUS FUND
                   A SERIES OF STRONG COMMON STOCK FUND, INC.

                        BY AND IN EXCHANGE FOR SHARES OF

                           STRONG ADVISOR SELECT FUND
                    A SERIES OF STRONG OPPORTUNITY FUND, INC.

                              100 HERITAGE RESERVE
                        MENOMONEE FALLS, WISCONSIN 53051
                                 1-414-359-1400
                                 1-800-368-3863
                 DEVICE FOR THE HEARING IMPAIRED: 1-800-999-2780

     THIS PROXY STATEMENT/PROSPECTUS IS FURNISHED IN CONNECTION WITH THE SOLICITATION OF PROXIES BY THE BOARD OF DIRECTORS OF STRONG COMMON STOCK FUND, INC., ON BEHALF OF ITS SERIES, THE STRONG ADVISOR FOCUS FUND ("FOCUS FUND"), IN CONNECTION WITH THE SPECIAL MEETING OF SHAREHOLDERS ("MEETING") OF THE FOCUS FUND TO BE HELD ON SEPTEMBER 13, 2002 AT 9:00 A.M., CENTRAL TIME, AT 100
HERITAGE RESERVE, MENOMONEE FALLS, WISCONSIN 53051 OR ANY ADJOURNMENT OF THE MEETING. At the Meeting, shareholders of the Focus Fund will be asked to consider and approve a proposed reorganization, as described in the Agreement and Plan of Reorganization dated June 20, 2002 ("Reorganization Agreement"), by and between the Focus Fund and the Strong Advisor Select Fund ("Select Fund"), a series of Strong Opportunity Fund, Inc. (together with Strong Common Stock Fund, Inc., the "Corporations"). The Focus Fund and the Select Fund are sometimes referred to collectively as the "Funds." A copy of the Reorganization Agreement is attached as Exhibit A. Proposal 1, if approved by shareholders of the Focus Fund, will result in the transfer of the assets and stated liabilities of the Focus Fund to the Select Fund in return for shares of the Select Fund. The Focus Fund will then be liquidated.

PROPOSAL 1:    To approve the  Agreement and Plan of  Reorganization,  including an amendment to the Articles of  Incorporation  of Strong  Common
               Stock Fund, Inc., as described in the Proxy Statement/Prospectus, and the transactions it contemplates.

PROPOSAL 2:    The  transaction  of such  other  business as may  properly  come before the meeting.

     The Reorganization Agreement provides for (i) the transfer of the Focus Fund's assets and stated liabilities to the Select Fund; (ii) the issuance of shares of the Select Fund to shareholders of the Focus Fund; and (iii) the amendment of the Articles of Incorporation of Strong Common Stock Fund, Inc. to eliminate all of the shares that currently constitute the Focus Fund shares (collectively, the "Reorganization"). The Reorganization is expected to occur as of 3:00 p.m., Central Time ("Effective Time") on Friday, October 11, 2002 ("Closing Date").

     Immediately after the transfer of the Focus Fund's assets and stated liabilities, each holder of shares in the Focus Fund as of the Effective Time of the Reorganization will receive a number of shares of the Select Fund with the same aggregate value as the shareholder had in the Focus Fund immediately before the Effective Time. As of the Effective Time, shareholders of the Focus Fund will become shareholders of the Select Fund.

     The Focus Fund and the Select Fund each offer three classes of shares - Class A, B, and C shares. Holders of each class of shares of the Focus Fund will receive an amount of the corresponding class shares of the Select Fund equal in value to their Focus Fund shares.

     The Focus Fund is a series of Strong Common Stock Fund, Inc. and the Select Fund is a series of Strong Opportunity Fund, Inc. Both Strong Common Stock Fund, Inc. and Strong Opportunity Fund, Inc. are open-end management investment companies registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 ("1940 Act"). Currently, both the Focus Fund and the Select Fund are advised by Strong Capital Management, Inc. ("SCM"). Strong Investments, Inc. ("SII") is the principal underwriter of each mutual fund for which SCM is the investment advisor and/or Strong Investor Services, Inc. ("SIS") is the transfer agent and administrator ("Strong Family of Funds"). SCM, SII, and SIS are each wholly owned subsidiaries of Strong Financial Corporation ("SFC"), which is controlled by Richard S. Strong because of his stock ownership in SFC. Mr. Strong is Director and Chairman of the Board of the Strong Family of Funds and Director and Chairman of SCM.

     This Proxy Statement/Prospectus sets forth concisely the information that a shareholder of the Focus Fund should know before voting on the Reorganization, and should be retained for future reference. Certain additional relevant documents listed below, which have been filed with the SEC, are incorporated in whole or in part by reference. A Statement of Additional Information dated July 15, 2002, relating to this Proxy Statement/Prospectus and the Reorganization and including certain financial information about the Focus and Select Funds, has been filed with the SEC and is incorporated in its entirety into this Proxy Statement/Prospectus. A copy of such Statement of Additional Information is available upon request and without charge by writing to the Strong Funds at P.O. Box 2936, Milwaukee, Wisconsin 53201 or by calling toll-free at 1-800-368-3863.

     For a more detailed discussion of the investment objectives, policies, risks, and restrictions of the Focus Fund, see the Focus Fund's prospectus and statement of additional information dated May 1, 2002, as they may be amended and/or supplemented, which have been filed with the SEC and are incorporated by reference into this Proxy Statement/Prospectus. Copies of the prospectus and statement of additional information for the Focus Fund are available upon request and without charge by writing to the Strong Funds at P.O. Box 2936, Milwaukee, Wisconsin 53201 or by calling toll-free at 1-800-368-3863.

     For a more detailed discussion of the investment objectives, policies, risks, and restrictions of the Select Fund, see the Select Fund's prospectus and statement of additional information dated May 1, 2002, as they may be amended and/or supplemented, which have been filed with the SEC. Copies of the prospectus and statement of additional information for the Select Fund are available upon request and without charge by writing to the Strong Funds at P.O. Box 2936, Milwaukee, Wisconsin 53201 or by calling toll-free at 1-800-368-3863.

    This Proxy Statement/Prospectus is expected to be sent to shareholders on or about July 15, 2002.

                  THE SEC HAS NOT APPROVED OR DISAPPROVED THESE
                    SECURITIES OR PASSED UPON THE ADEQUACY OF
                      THIS PROXY STATEMENT/PROSPECTUS. ANY
                         REPRESENTATION TO THE CONTRARY
                             IS A CRIMINAL OFFENSE.

                                TABLE OF CONTENTS
                                                                            PAGE

SYNOPSIS........................................................................

The Reorganization..............................................................

The Corporations................................................................

Fund Structure..................................................................

Fees and Expenses...............................................................

Investment Advisor..............................................................

Investment Objectives, Policies, and Restrictions...............................

Purchase, Exchange, and Redemption Procedures...................................

INVESTMENT RISKS................................................................

INFORMATION RELATING TO THE REORGANIZATION......................................

Description of the Reorganization...............................................

Costs of Reorganization.........................................................

Federal Income Taxes............................................................

Capitalization..................................................................

REASONS FOR THE REORGANIZATION..................................................

SHAREHOLDER RIGHTS..............................................................

MORE INFORMATION ABOUT THE SELECT FUND AND THE FOCUS FUND.......................

VOTING MATTERS..................................................................

OTHER BUSINESS..................................................................

SHAREHOLDER INQUIRIES...........................................................

EXHIBIT A - AGREEMENT AND PLAN OF REORGANIZATION.............................A-1

EXHIBIT B - MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE......................B-1

EXHIBIT C - ADDITIONAL INFORMATION ABOUT THE SELECT FUND.....................C-1

                                    SYNOPSIS

     This Synopsis is designed to allow you to compare the current fees, investment objectives, policies, and restrictions, and distribution, purchase, exchange, and redemption procedures of the Focus Fund with those of the Select Fund. It is a summary of some information contained elsewhere in this Proxy Statement/Prospectus or incorporated by reference into this Proxy Statement/Prospectus. Shareholders should read this entire Proxy Statement/Prospectus carefully. For more complete information, please read the prospectus for each Fund, as each may be amended and/or supplemented.

THE REORGANIZATION

     BACKGROUND.  Pursuant to the Reorganization  Agreement (attached as Exhibit
A), each class of shares of the Focus Fund will transfer all of its assets and stated liabilities to the Select Fund in exchange solely for shares of the corresponding class of shares of the Select Fund. The Focus Fund will distribute the Select Fund shares that it receives to its shareholders in liquidation. The result of the Reorganization is that shareholders of the Focus Fund will become shareholders of the Select Fund. No sales charges will be imposed in connection with the Reorganization and the current holding period for Class A, B, and C shares will carry over for contingent deferred sales charge and share conversion purposes.

     The Board of Directors ("Board") of the Focus Fund, including the Directors who are not "interested persons" within the meaning of Section 2(a)(19) of the 1940 Act, has concluded that the Reorganization would be in the best interests of the Focus Fund and its shareholders, and that the interests of existing shareholders in the Focus Fund would not be diluted as a result of the transactions contemplated by the Reorganization. THE BOARD OF THE FOCUS FUND RECOMMENDS THAT YOU VOTE FOR THE REORGANIZATION.

     TAX CONSEQUENCES. The Reorganization is intended to qualify for U.S. federal income tax purposes as a tax-free reorganization. If the Reorganization so qualifies, shareholders of the Focus Fund will not recognize a gain or a loss for federal income tax purposes in the transactions contemplated by the Reorganization.

     RISK FACTORS. Although the investment objectives and policies of the Focus Fund and the Select Fund are substantially similar, there are differences. An investment in the Focus Fund may involve investment risks that are, in some respects, different from those of the Select Fund. For a more complete discussion of the risks associated with the Funds, see "INVESTMENT RISKS" below.

THE CORPORATIONS

     The Focus Fund is a series of Strong Common Stock Fund, Inc. and the Select Fund is a series of Strong Opportunity Fund, Inc. Both Strong Common Stock Fund, Inc. and Strong Opportunity Fund, Inc. are open-end management investment companies registered with the SEC under the 1940 Act and organized as Wisconsin corporations on November 11, 1988 and July 5, 1983, respectively. The
Corporations offer redeemable shares in different classes and/or series. The Focus Fund and Select Fund each offer three classes of shares - Class A, B, and C shares.

FUND STRUCTURE

     Each Fund has adopted a multiple class plan and offers three classes of shares -- Class A, B, and C shares. The principal differences among the classes are each class' sales charges and annual expenses. Class A shares are subject to a front-end sales charge. Class B and C shares are subject to a contingent deferred sales charge (CDSC), and Class A shares are subject to a CDSC in limited circumstances. Class A, B, and C shares are subject to distribution fees under a Rule 12b-1 plan. Because 12b-1 fees are paid out of each Fund's assets on an ongoing basis, over time these fees will increase the cost of an investment in Class A, B, or C shares and may cost more than other types of sales charges.

FEES AND EXPENSES

     The following comparative fee tables show the fees and expenses for the Focus Fund and the Select Fund. The pro forma line items show the Select Fund's fees assuming that the Reorganization is approved.

             STRONG ADVISOR FOCUS FUND - STRONG ADVISOR SELECT FUND

                                SHAREHOLDER FEES

     This table shows the fees paid directly from your investment based on the class of shares you hold in the Funds. These shareholder fees apply to both the Focus Fund and the Select Fund. The table shows fees and expenses without any waivers.

                                        Maximum Sales         Maximum Contingent Deferred
                                        Charge (Load)         Deferred Sales Charge (Load)
                                         Imposed on           (CDSC) (as a percentage of
Share Class                               Purchases               the purchase price)
------------------------------------ --------------------- ---------------------------------
Class A                                      5.75%                      1.00%(1)
Class B                                      None                       5.00%
Class C                                      None                       1.00%(2)

(1) SOME CLASS A PURCHASES WITHOUT AN INITIAL SALES CHARGE MAY BE SUBJECT TO A 1% CDSC IF REDEEMED WITHIN 12 MONTHS OF PURCHASE.
(2) CLASS C PURCHASES WILL BE SUBJECT TO A 1% CDSC IF REDEEMED WITHIN 12 MONTHS OF PURCHASE.

                         ANNUAL FUND OPERATING EXPENSES
                     (AS A PERCENTAGE OF AVERAGE NET ASSETS)

     This table describes the fees and expenses that you may pay indirectly if you hold shares of the Focus Fund or Select Fund. The table shown below is based on actual expenses incurred during the Funds' fiscal period ended December 31, 2001. The table also shows pro forma expense information for the Select Fund assuming that the Reorganization is approved. Please keep in mind that as a result of changing market conditions, total asset levels, and other factors, expenses at any time during the current fiscal period may be significantly different than those shown. In addition, please note that SCM and SIS have contractually agreed to waive management fees and/or absorb expenses for the Select Fund from May 1, 2002 until May 1, 2003 to keep total annual fund operating expenses at no more than 2.50%. Total annual fund operating expenses for the Select Fund after May 1, 2003 may be more or less than 2.50%. In addition, please refer to the table below for the actual annualized expenses of the Select Fund as of March 31, 2002. The noticeable reduction in expenses for the Select Fund from December 31, 2001 to March 31, 2002 is primarily the result of a large increase in the Fund's net assets during this period.

-------------------------------------------------------------------------------------------
                                                 12B-1
                                              DISTRIBUTION
                                 MANAGEMENT   AND SERVICE    OTHER       TOTAL ANNUAL FUND
FUND/SHARE CLASS                   FEES(1)       FEES       EXPENSES     OPERATING EXPENSES
------------------------------ -------------- ------------ ------------ -------------------
FOCUS FUND
Class A                            0.75%         0.25%        2.40%         3.40%(2)
Class B                            0.75%         1.00%        2.82%         4.57%(2)
Class C                            0.75%         1.00%        2.53%         4.28%(2)
------------------------------ -------------- ------------ ------------ -------------------
SELECT FUND
Class A                            0.75%         0.25%        3.39%         4.39%(3)
Class B                            0.75%         1.00%       10.66%        12.41%(3)
Class C                            0.75%         1.00%       11.07%        12.82%(3)
------------------------------ -------------- ------------ ------------ -------------------
PRO FORMA - SELECT FUND
Class A                            0.75%         0.25%        2.19%         3.19%(4)
Class B                            0.75%         1.00%        2.35%         4.10%(4)
Class C                            0.75%         1.00%        2.93%         4.68%(4)
------------------------------ -------------- ------------ ------------ -------------------

(1) THE FUNDS HAVE A BREAKPOINT SCHEDULE UNDER WHICH THE MANAGEMENT FEE WILL DECREASE ON FUND NET ASSETS ABOVE A DESIGNATED LEVEL.
(2) TOTAL ANNUAL FUND OPERATING EXPENSES FOR THE FOCUS FUND - CLASS A, CLASS B, AND CLASS C DO NOT REFLECT THE VOLUNTARY WAIVER OF FEES AND/OR EXPENSE ABSORPTIONS. WITH WAIVERS AND/OR ABSORPTIONS, THE TOTAL ANNUAL FUND OPERATING EXPENSES AS OF DECEMBER 31, 2001 WERE 1.64%, 2.37%, AND 2.38%, RESPECTIVELY. THESE VOLUNTARY WAIVERS AND/OR ABSORPTIONS FOR THE FOCUS FUND CAN BE MODIFIED OR TERMINATED AT ANY TIME.
(3) TOTAL ANNUAL FUND OPERATING EXPENSES FOR THE SELECT FUND - CLASS A, CLASS B, AND CLASS C DO NOT REFLECT THE VOLUNTARY WAIVER OF FEES AND/OR EXPENSE ABSORPTIONS. WITH WAIVERS AND/OR ABSORPTIONS, THE TOTAL ANNUAL FUND OPERATING EXPENSES AS OF DECEMBER 31, 2001 WERE 1.69%, 2.45%, AND 2.46%, RESPECTIVELY. THESE VOLUNTARY WAIVERS AND/OR ABSORPTIONS FOR THE SELECT FUND CAN BE MODIFIED OR TERMINATED AT ANY TIME.
(4) SCM HAS CONTRACTUALLY AGREED TO WAIVE FEES AND/OR ABSORB EXPENSES FOR THE SELECT FUND UNTIL MAY 1, 2003 TO KEEP TOTAL ANNUAL FUND OPERATING EXPENSES AT NO MORE THAN 2.50%.

EXAMPLE: This example is intended to help you compare the cost of investing in each Fund with the cost of investing in other mutual funds. Contractual fee waivers and expense absorptions, and the maximum initial sales charge, if any, are reflected in the example. The example assumes that you invest $10,000 in each Fund and reinvest all dividends and distributions for the time periods indicated, and then either redeem or do not redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that each Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

------------------------------------------------------ ---------------- --------------- --------------- --------------
FUND/SHARE CLASS                                           1 YEAR          3 YEARS         5 YEARS        10 YEARS
------------------------------------------------------ ---------------- --------------- --------------- --------------
FOCUS FUND
Class A                                                     $898            $1,560          $2,243         $4,048
Class B (if you redeem your shares)                         $958            $1,780          $2,510         $4,669
Class B (if you do NOT redeem your shares)                  $458            $1,380          $2,310         $4,669
Class C (if you redeem your shares)                         $530            $1,298          $2,179         $4,437
Class C (if you do NOT redeem your shares)                  $430            $1,298          $2,179         $4,437
------------------------------------------------------ ---------------- --------------- --------------- --------------
SELECT FUND
Class A                                                     $814            $1,667          $2,531         $4,737
Class B (if you redeem your shares)                         $753            $3,012          $4,835         $8,516
Class B (if you do NOT redeem your shares)                  $253            $2,612          $4,635         $8,516
Class C (if you redeem your shares)                         $353            $2,680          $4,742         $8,641
Class C (if you do NOT redeem your shares)                  $253            $2,680          $4,742         $8,641
------------------------------------------------------ ---------------- --------------- --------------- --------------
PRO FORMA - SELECT FUND
Class A                                                     $814            $1,441          $2,092         $3,824
Class B (if you redeem your shares)                         $753            $1,501          $2,165         $4,192
Class B (if you do NOT redeem your shares)                  $253            $1,101          $1,965         $4,192
Class C (if you redeem your shares)                         $353            $1,216          $2,184         $4,633
Class C (if you do NOT redeem your shares)                  $253            $1,216          $2,184         $4,633
------------------------------------------------------ ---------------- --------------- --------------- --------------

The example above should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown.

     The table shown below is based on actual quarterly expenses incurred by the Funds as of March 31, 2002, annualized.

-------------------------------------- --------------- --------------------- -------------------- --------------------
                                                                                                   TOTAL ANNUALIZED
                                         MANAGEMENT     12B-1 DISTRIBUTION                          FUND OPERATING
FUND/SHARE CLASS                          FEES(1)        AND SERVICE FEES      OTHER EXPENSES          EXPENSES
-------------------------------------- --------------- --------------------- -------------------- --------------------
FOCUS FUND
Class A                                    0.75%              0.25%                 1.49%              2.49%(2)
Class B                                    0.75%              1.00%                 1.74%              3.49%(2)
Class C                                    0.75%              1.00%                 1.56%              3.31%(2)
-------------------------------------- --------------- --------------------- -------------------- --------------------
SELECT FUND
Class A                                    0.75%              0.25%                 0.49%              1.49%(3)
Class B                                    0.75%              1.00%                 0.48%              2.23%(3)
Class C                                    0.75%              1.00%                 0.32%              2.07%(3)
-------------------------------------- --------------- --------------------- -------------------- --------------------

(1) THE FUNDS HAVE A BREAKPOINT SCHEDULE UNDER WHICH THE MANAGEMENT FEE WILL DECREASE ON FUND NET ASSETS ABOVE A DESIGNATED LEVEL.
(2) TOTAL ANNUALIZED FUND OPERATING EXPENSES FOR THE FOCUS FUND - CLASS A, CLASS B, AND CLASS C DO NOT REFLECT THE VOLUNTARY WAIVER OF FEES AND/OR EXPENSE ABSORPTIONS. WITH VOLUNTARY WAIVERS AND/OR ABSORPTIONS, THE TOTAL ANNUAL FUND OPERATING EXPENSES WERE 1.82%, 2.51%, AND 2.49%, RESPECTIVELY. THESE VOLUNTARY WAIVERS AND/OR ABSORPTIONS FOR THE FOCUS FUND CAN BE MODIFIED OR TERMINATED AT ANY TIME.
(3) THE SELECT FUND PARTICIPATED IN A PROGRAM UNDER WHICH IT RECEIVED A CREDIT FOR PART OF THE BROKERAGE COMMISSION PAID IN TRANSACTIONS WITH PARTICIPATING BROKERS. THIS CREDIT WAS APPLIED TO THE SELECT FUND'S OTHER EXPENSES THAT WERE NOT ATTRIBUTABLE TO STRONG OR ITS AFFILIATES. THE TOTAL ANNUALIZED FUND OPERATING EXPENSES FOR THE SELECT FUND - CLASS A, CLASS B, AND CLASS C DO NOT REFLECT THESE CREDITS OR OUR VOLUNTARY WAIVER OF FEES AND/OR EXPENSE ABSORPTIONS. AFTER GIVING EFFECT TO THESE CREDITS AND WITH VOLUNTARY WAIVERS AND/OR ABSORPTIONS, THE TOTAL ANNUAL FUND OPERATING EXPENSES WERE 1.48%, 2.11%, AND 1.94%, RESPECTIVELY. THESE VOLUNTARY WAIVERS AND/OR ABSORPTIONS FOR THE SELECT FUND CAN BE MODIFIED OR TERMINATED AT ANY TIME.

INVESTMENT ADVISOR

     SCM, a company controlled by Richard S. Strong because of his stock ownership in SFC, is the investment advisor to the Focus Fund and Select Fund. Mr. Strong is Director and Chairman of the Board of the Strong Family of Funds and Chairman and Director of SCM. SCM is registered as an investment adviser under the Investment Advisers Act of 1940. SCM is located at 100 Heritage Reserve, Menomonee Falls, Wisconsin 53051. SCM provides investment management services for mutual funds and other investment portfolios. SCM had $______ billion in assets under management as of May 31, 2002.

     INVESTMENT ADVISORY FEES. As compensation for its advisory services, the Focus Fund and the Select Fund each pay SCM a management fee at the annual rate specified below of the average daily net asset value of that Fund.

    FOR ASSETS UNDER            FOR THE NEXT                 FOR ASSETS
       $4 BILLION             $2 BILLION ASSETS         $6 BILLION AND ABOVE
------------------------  ------------------------   ---------------------------
          0.75%                     0.725%                      0.70%

The following individuals are the Funds' portfolio managers:

RONALD C. OGNAR manages the FOCUS FUND. He is a Chartered Financial Analyst. He joined SCM as a Portfolio Manager in April 1993 and has managed or co-managed the FOCUS FUND since its inception in November 2000. From 1991 to 1993, Mr. Ognar was a principal and Portfolio Manager with RCM Capital Management. From 1989 to 1991, he was a Portfolio Manager at Kemper Financial Services. Mr. Ognar began his investment career in 1968 at LaSalle National Bank after serving two years in the U.S. Army. He received his bachelor's degree in accounting from the University of Illinois in 1968.

THOMAS J. PENCE co-manages the SELECT FUND. He is a Chartered Financial Analyst. He joined SCM in October 2000 as an equity Portfolio Manager and has co-managed the SELECT FUND since its inception in December 2000. From June 1992 to October 2000, Mr. Pence was an equity Portfolio Manager at Conseco Capital Management, Inc. From 1987 to June 1991, Mr. Pence was director of development at The Forum Group. Mr. Pence received his bachelor's degree in business from Indiana University in 1983 and his master's of business administration in finance from the University of Notre Dame in 1986.

ERIK J. VOSS co-manages the SELECT FUND. He is a Chartered Financial Analyst. He joined SCM in October 2000 and has co-managed the SELECT FUND since its inception in December 2000. From January 1997 to October 2000, Mr. Voss was employed at Conseco Capital Management, Inc. as a Portfolio Manager. From May 1993 to December 1996, he was an analyst at Gardner Lewis Asset Management, L.P. Mr. Voss received his bachelor's degree in mathematics in 1989 and his master's degree in finance from the University of Wisconsin in 1993.

PRINCIPAL INVESTMENT OBJECTIVES AND POLICIES

     THIS SECTION WILL HELP YOU COMPARE THE PRINCIPAL INVESTMENT OBJECTIVES AND POLICIES OF THE FOCUS FUND AND THE SELECT FUND. PLEASE BE AWARE THAT THIS IS ONLY A BRIEF DISCUSSION. YOU CAN FIND MORE COMPLETE INFORMATION IN THE FUNDS' PROSPECTUSES, AS THEY MAY BE AMENDED AND/OR SUPPLEMENTED.

     The investment objective of the FOCUS FUND is to provide investors with capital growth. The Fund pursues its objective by investing in stocks of 30 to 40 companies that its manager believes have favorable prospects for accelerating growth of earnings but are selling at reasonable valuations based on earnings, cash flow, or asset value. The portfolio can include stocks of any size. The Fund may invest up to 25% of its net assets in foreign securities and may utilize an active trading approach. The manager may sell a stock when the company's growth prospects become less attractive. The Fund may use derivatives to attempt to manage market or business risk or to seek to enhance the Fund's return.

     The investment objective of the SELECT FUND is to provide investors with capital growth. The Fund pursues its objective investing, under normal conditions, in the stocks of 30 to 40 companies of any size that its managers believe have above-average earnings growth prospects. The Fund's managers select stocks that have attractive growth prospects (for example, companies that have the potential for accelerated earnings growth because of management changes, new products, or changes in the economy), accelerating sales and earnings, and positive fundamentals (for example, companies showing a growth trend or that are well positioned in a growth industry). The managers may sell a holding when the company's growth prospects become less attractive or to take advantage of a better investment opportunity. The Fund may invest up to 25% of its net assets in foreign securities and may utilize an active trading approach.

     The Funds' managers may invest up to 100% of the Funds' assets in cash or cash-type securities (high-quality, short-term debt securities issued by corporations, financial institutions, the U.S. government or foreign governments) as a temporary defensive position during adverse market, economic, or political conditions if the Funds' managers determine that a temporary defensive position is advisable. If the market goes up, taking a temporary defensive position may result in the Funds earning a lower return than they would have otherwise achieved if the managers had not adopted a temporary defensive position. In this case, the Funds may not achieve their investment objective.

     SIGNIFICANT DIFFERENCES. The Focus Fund uses derivatives to attempt to manage market or business risk or to seek to enhance its return, which may expose the Focus Fund to more investment risk. Also, each Fund's portfolio manager(s) may have a different style in selecting investments, and depending on market, economic, and other conditions, one style may lead to better fund performance than another style.

PURCHASE, EXCHANGE, REDEMPTION, AND DISTRIBUTION PROCEDURES

     PURCHASE PROCEDURES. THE FOCUS FUND AND THE SELECT FUND HAVE IDENTICAL PURCHASE PROCEDURES. Shares of each Fund may be purchased through a broker-dealer or other intermediary or directly from SII by mail or wire. Shares may also be purchased using one of the available automatic investment services. The minimum investment requirements are as follows:

-------------------------------------------- ------------------------------------ -------------------------------------
                                                 INITIAL INVESTMENT MINIMUM          ADDITIONAL INVESTMENT MINIMUM
-------------------------------------------- ------------------------------------ -------------------------------------

Regular accounts                                           $2,500                                 $100
-------------------------------------------- ------------------------------------ -------------------------------------
Education Savings Accounts, traditional                    $1,000                                 $100
IRAs, Roth IRAs, SEP-IRAs and UGMA/UTMA
accounts
-------------------------------------------- ------------------------------------ -------------------------------------
SIMPLE IRA, 403(b)(7), Keogh, Pension               the lesser of $250 or                         $50
Plan, and Profit Sharing Plan accounts*                 $25 per month
-------------------------------------------- ------------------------------------ -------------------------------------

* IF YOU OPEN AN EMPLOYER-SPONSORED RETIREMENT PLAN ACCOUNT WHERE WE PROVIDE OR ONE OF OUR ALLIANCE PARTNERS PROVIDES DOCUMENT OR ADMINISTRATIVE SERVICES, THERE IS NO INITIAL INVESTMENT MINIMUM.

     The price for buying specific classes of shares is the net asset value ("NAV") per share for that class of shares plus any applicable sales charge. NAV is generally calculated as of the close of trading on the New York Stock Exchange ("NYSE") (usually 3:00 p.m. Central Time) every day the NYSE is open. If the NYSE closes at any other time, or if an emergency exists, NAV may be calculated at a different time. We determine the NAV of a class of shares by dividing net assets attributable to the class of shares (the value of the investments, cash, and other assets attributable to the class of shares minus the Fund's liabilities attributable to the class of shares) by the number of shares in the class outstanding. Your share price is the next NAV calculated after SIS accepts your order. SIS reserves the right to refuse, change, discontinue, or temporarily suspend the purchase privilege for any reason.

     Some of the Funds' portfolio securities may be listed on foreign exchanges that trade on days when we do not calculate an NAV. As a result, a Fund's NAV may change on days when you will not be able to purchase or redeem shares. In addition, a foreign exchange may not value its listed securities at the same time that we calculate a Fund's NAV.

     EXCHANGE PRIVILEGES. THE FOCUS FUND AND THE SELECT FUND HAVE IDENTICAL EXCHANGE PRIVILEGES. You may exchange shares of a Fund for shares of an appropriate class of another Strong Advisor Fund, either in writing, by telephone, or through your personal computer, if the accounts are identically registered (with the same name, address, and taxpayer identification number). Please ask us for the appropriate prospectus and read it before investing in any of the Strong Advisor Funds. Remember, an exchange of shares of one Strong Advisor Fund for those of another Strong Advisor Fund is considered a sale and a purchase of shares for several purposes, including tax purposes, and may result in a capital gain or loss. Purchases by exchange are subject to the investment requirements and other criteria of the fund and class purchased. With this option, you can exchange shares between most Strong Advisor Funds within the same class, generally without paying any additional sales charges. However, if you exchange shares held for less than 6 to 12 months, you may be charged the difference between the initial sales charge of the two funds. Generally, exchanges may only be made between identically registered accounts, unless you send written instructions with a signature guarantee. Any CDSC will continue to be calculated from the date of your initial investment and will not be charged at the time of the exchange. The purchase price for determining a CDSC on exchanged shares will be the price you paid for the original shares. If you exchange your Class B shares for the same class of shares of another Strong Advisor Fund, the time your shares are held in that fund will count towards the eight-year period for automatic conversion to Class A shares. Frequent exchanges can interfere with fund management or operations and drive up costs for all shareholders. To protect shareholders, there are limits on the number and amount of exchanges you may make. SIS reserves the right to refuse, change, discontinue, or temporarily suspend the exchange privilege for any reason.

     REDEMPTION PROCEDURES. THE FOCUS FUND AND THE SELECT FUND HAVE IDENTICAL REDEMPTION PROCEDURES. Shareholders may redeem shares on any business day through a broker-dealer or other intermediary or directly through SIS by mail. The redemption price will be the next NAV determined after SIS receives the redemption request. Redemptions may also be made through a Systematic Withdrawal Plan from the Funds. If a written redemption request exceeds $100,000, SIS may require a signature guarantee from an eligible guarantor (a notarized signature is not sufficient). If a shareholder's account balance drops below the investment minimum, SIS reserves the right to close the account. However, the shareholder will be given at least 60 days notice to give him/her time to add to his/her account and avoid an involuntary redemption. While the Funds do not charge a redemption fee, you may be assessed a CDSC, if applicable. When you redeem Class A, B, or C shares subject to a CDSC, the Fund will first redeem any shares that are not subject to a CDSC, and then redeem the shares you have owned for the longest period of time. No CDSC is imposed on shares you buy through the reinvestment of dividends and capital gains. The holding period is calculated on a monthly basis and begins on the first day of the month in which you buy shares. When you redeem shares subject to a CDSC, the CDSC is calculated on your purchase price, deducted from your redemption proceeds, and paid to the Distributor. The CDSC may be waived under certain special circumstances.

     REDEMPTIONS IN KIND. THE FOCUS FUND AND THE SELECT FUND HAVE IDENTICAL REDEMPTION IN KIND PROVISIONS. SIS reserves the right to pay redemption proceeds in kind (i.e., a payment in portfolio securities rather than cash) for redemption requests that are in excess of the lesser of (1) $250,000 or (2) 1% of the Fund's assets. Generally, SIS uses redemption in kind when large redemption requests may cause harm to a Fund and its shareholders.

     DIVIDEND POLICIES. THE FOCUS FUND AND THE SELECT FUND HAVE IDENTICAL DIVIDEND POLICIES. To the extent they are available, the Focus Fund and the Select Fund pay dividends from net investment income and distribute capital gains annually. Shareholders will receive dividends and distributions in the form of additional shares of the Fund or class that paid them unless they have elected to receive payment in cash, have them invested in another Strong Fund, or have them deposited into a bank account.

     SOME OF THESE PROCEDURES AND SERVICES MAY BE SUBJECT TO ADDITIONAL RESTRICTIONS OR CONDITIONS. CALL 1-800-368-3863 FOR MORE INFORMATION.

                           PRINCIPAL INVESTMENT RISKS

     The FOCUS FUND invests primarily in stocks of 30 to 40 companies of any size that its manager believes have favorable prospects for accelerating growth of earnings but are selling at reasonable valuations based on earnings, cash flow, or asset value. The principal risks of investing in the Fund are those associated with investing in the stock market ("Stock Risks"). Stock Risks refers to the fact that stock values experience periods of rising prices and periods of declining prices, therefore, a shareholder may receive more or less money than originally invested. The Fund is also subject to "Foreign Securities Risks" because the Fund may invest up to 25% of its net assets in foreign securities. Foreign investments involve additional risks including less liquidity, currency-rate fluctuations, political and economic instability, differences in financial reporting standards, and less-strict regulation of securities markets. In addition, the Fund is subject to "Growth-Style Investment Risk" because it invests in growth-style stocks. Different types of stocks tend to shift into and out of favor with stock market investors depending on market and economic conditions, therefore the Fund's performance may at times be better or worse than the performance of stock funds that focus on other types of stocks or that have a broader investment style.

     The Fund is also subject to "Derivatives Risk" because the Fund may use derivatives, such as futures and options, to attempt to manage market or business risk or to seek to enhance the Fund's return. Futures are agreements for the future purchase or sale of an underlying financial instrument at a specified price on a specified date. When writing put and call options, the Fund receives fees for writing the option but is exposed to losses due to adverse changes in the value of the underlying asset against which the option was written. To the extent required, the Fund will cover the financial exposure created by writing put and call options either by using offsetting options or futures or designating liquid assets on its books and records. When purchasing options, the Fund is exposed to the potential loss of principal. The use of derivatives may not always be a successful hedge and using them could lower the Fund's return.

     In addition, the Fund is subject to "Small and Medium Companies Risks" because it invests a substantial portion of its assets in the stocks of small- and medium-capitalization companies. Small- and medium-capitalization companies may experience more volatility than larger, more established companies because they often have narrower markets, more limited managerial and financial resources, and face a greater risk of business failure.

     As a nondiversified fund, the Fund may take larger positions in individual stocks and is therefore subject to "Nondiversified Portfolio Risk." As a result, the shares of the Fund may tend to fluctuate in value more than those of a fund investing in a broader range of securities. The Fund is also subject to "Not Insured Risk," meaning that an investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental entity. Finally, due to its investment strategy, the Fund may buy and sell securities frequently, thereby resulting in higher transaction costs and additional capital gains tax liabilities ("Active Trading Risk").

     The SELECT FUND invests primarily in 30 to 40 stocks of companies of any size that its managers believe have above-average earnings growth prospects. The principal risks of investing in the Fund are Stock Risks, Foreign Securities Risks, Growth-Style Investment Risk, Small and Medium Companies Risks, Nondiversified Portfolio Risk, Not Insured Risk, and Active Trading Risk, as each is described above.

     SIGNIFICANT PRINCIPAL RISK DIFFERENCES: The primary differences in principal risks between these two Funds relates to the fact that the Focus Fund engages in hedging strategies through the use of derivatives ("Derivatives Risk"). Also, each Fund's portfolio manager(s) may have a different style in selecting investments, and depending on market, economic, and other conditions, one style may lead to better fund performance than another style.

                   INFORMATION RELATING TO THE REORGANIZATION

DESCRIPTION OF THE REORGANIZATION.

     The following summary is qualified in its entirety by reference to the Reorganization Agreement found in Exhibit A.

     The Reorganization Agreement provides that all of the assets and stated liabilities of the Focus Fund will be transferred to the Select Fund as of the Effective Time on the Closing Date of the Reorganization. In exchange for the transfer of these assets, the Select Fund will simultaneously issue as of the Effective Time of the Reorganization a number of full and fractional shares of each class of the Select Fund to the Focus Fund equal in value to the NAV of the shares of the corresponding class of the Focus Fund immediately before the Effective Time of the Reorganization.

     Shareholders of the Focus Fund owning shares as of the Effective Time of the Reorganization will receive a number of shares of the Select Fund with the same aggregate value as the shareholder had in the corresponding class of the Focus Fund immediately before the Reorganization. This will be accomplished by the establishment of accounts or the transfer of shares in the names of the shareholders of the Focus Fund on the share records of the Select Fund's transfer agent. Each account will represent the respective PRO RATA number of full and fractional shares of the Select Fund due to the shareholders of the Focus Fund. Shares of the Focus Fund will then be reclassified as shares of the Select Fund. The Select Fund will not issue share certificates to shareholders. Shares of the Select Fund to be issued will have no preemptive or conversion rights except as described in the Select Fund's current prospectus. No sales charges will be imposed in connection with the receipt of such shares by the Focus Fund's shareholders and the Focus Fund's current holding period will count toward the Select Fund's holding period for CDSC and share conversion purposes. In addition, the Strong Common Stock Fund, Inc.'s Articles of Incorporation will be amended to eliminate all of the shares that currently constitute the Focus Fund shares.

     The Reorganization Agreement contains customary representations, warranties, and conditions. The Reorganization Agreement provides that the consummation of the Reorganization is conditioned upon, among other things: (i) approval of the Reorganization by the shareholders of the Focus Fund; (ii) receipt by the Focus Fund and the Select Fund of a tax opinion to the effect that the Reorganization will be tax free for federal income tax purposes to the Focus Fund, the Select Fund, and the shareholders of each Fund; and (iii) an opinion from Wisconsin counsel that the shares of Strong Common Stock Fund, Inc., of which the Focus Fund is a series, issued, and outstanding at the Effective Time, and the shares of Strong Opportunity Fund, Inc., representing the Select Fund, to be issued to shareholders of the Focus Fund, are duly authorized and validly issued, fully paid and non-assessable, except to the extent provided by the Wisconsin Business Corporation Law ("WBCL"), and that no shareholder of the Select Fund has any option, warrant, or preemptive right to subscription or purchase with respect to the Select Fund. The Reorganization Agreement may be terminated if, on the Closing Date, any of the required conditions have not been met or if the representations and warranties are not true or, if at any time before the Effective Time, the Board or an authorized officer of the Corporations determines that the Reorganization is inadvisable.

COSTS OF REORGANIZATION.

     Each Fund will pay its own expenses incurred in connection with the Reorganization.

FEDERAL INCOME TAXES.

     The combination of the Focus Fund and the Select Fund in the Reorganization is intended to qualify, for U.S. federal income tax purposes, as a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended. If so, neither the Focus Fund nor its shareholders will recognize a gain or a loss for federal income tax purposes as a result of the Reorganization; the tax basis of the Select Fund shares received will be the same as the basis of the Focus Fund shares exchanged; and the holding period of the Select Fund shares received will include the holding period of the Focus Fund shares exchanged, provided that the shares exchanged were held as capital assets at the time of the Reorganization. As a condition to the closing of the Reorganization, each Corporation will receive an opinion from special tax counsel to the Focus and Select Funds to that effect. No tax ruling from the Internal Revenue Service regarding the Reorganization has been requested. The opinion of counsel is not binding on the Internal Revenue Service and does not preclude the Internal Revenue Service from adopting a contrary position.

     In addition, prior to the Closing Date, the Focus Fund may declare a dividend or dividends which, together with all previous dividends, will have the effect of distributing to the Focus Fund shareholders all of its investment company taxable income for all taxable years up to and including the Closing Date and all of its net capital gains realized in all taxable years up to and including the Closing Date. Although the Reorganization is intended to qualify as tax free for U.S. federal income tax purposes, any dividend paid by the Focus Fund may result in taxable income to the Focus Fund shareholders.

     THE SALE OF SECURITIES BY THE FOCUS FUND BEFORE THE REORGANIZATION COULD RESULT IN A TAXABLE CAPITAL GAINS DISTRIBUTION BEFORE THE REORGANIZATION. SHAREHOLDERS SHOULD CONSULT THEIR OWN TAX ADVISORS CONCERNING THE POTENTIAL TAX CONSEQUENCES OF THE REORGANIZATION TO THEM, INCLUDING FOREIGN, STATE, AND LOCAL TAX CONSEQUENCES.

CAPITALIZATION.

     The following table sets forth as of March 31, 2002: (i) the unaudited capitalization of the Focus Fund; (ii) the unaudited capitalization of the Select Fund; and (iii) the unaudited PRO FORMA combined capitalization of the Select Fund assuming the Reorganization has taken place. The capitalizations are likely to be different on the Closing Date as a result of daily Fund share purchase and redemption activity, as well as market activity.

                                                                                                         SHARES
                                                                                NET ASSET VALUE       OUTSTANDING
FUND                                                          NET ASSETS           PER SHARE         (ALL CLASSES)
----                                                          ----------           ---------         -------------

Strong Advisor Focus Fund                                    $6.68 million           $6.21             1,075,283
Strong Advisor Select Fund                                  $62.24 million           $7.63             8,159,110
PRO FORMA - Strong Advisor Select Fund*                     $68.92 million           $7.63             9,034,492

* PRO FORMA FIGURES DO NOT TAKE INTO ACCOUNT EXPENSES ASSOCIATED WITH THE REORGANIZATION.

                         REASONS FOR THE REORGANIZATION

     At a meeting held on May 3, 2002, the Board of Strong Common Stock Fund, Inc., of which the Focus Fund is a series, reviewed the proposed Reorganization. The Board received detailed information, including materials describing the Reorganization in terms of each Fund's net assets, current and pro forma expenses, performance, and comparative investment objectives, and policies and restrictions.

     After consideration, the Board approved submission of the proposed Reorganization to shareholders, concluding that participation in the Reorganization is in the best interests of the Focus Fund and that the interests of existing shareholders of the Focus Fund will not be diluted as a result of the Reorganization. In particular, the Board reached the following conclusions:

     THE TERMS AND CONDITIONS OF THE REORGANIZATION. The Board approved the terms of the Reorganization Agreement, and in particular, the requirement that the transfer of assets in exchange for shares of the Select Fund will be at NAV. In this regard, the Board concluded that the terms of the Reorganization do not involve overreaching on the part of any person concerned and that the conditions and policies of Rule 17a-8 under the 1940 Act will be followed. The Board also noted that the Reorganization would be submitted to the Focus Fund's shareholders.

     EXPENSE RATIOS. The Board reviewed information regarding comparative expense ratios for the year ended December 31, 2001 (respective current and pro forma expense ratios are set forth in the "Fees and Expenses" section above). The Board concluded that net expense ratios of the Select Fund are similar to those of the Focus Fund and noted that Select Fund's net annualized expense ratios as of March 31, 2002 are lower than those of the Focus Fund. The Board further noted that Select Fund's net expense ratios are expected to continue to decrease as a result of its increased asset base after the Reorganization. The Board made no determination regarding whether the gross or net expense ratio of the Select Fund would be higher or lower than 2.50% after May 1, 2003.

     THE COMPARATIVE PERFORMANCE RECORDS. The Board reviewed comparative performance information, taking into account performance over both the short term and for the life of the Funds, and found that the Select Fund had performed better than the Focus Fund.

     COMPATIBILITY OF INVESTMENT OBJECTIVES, POLICIES, AND RESTRICTIONS. The Board concluded that the investment objectives, policies, and restrictions of the Funds are substantially similar.

     ASSUMPTION OF LIABILITIES. The Board took note of the fact that, under the Reorganization Agreement, the Select Fund expects to acquire substantially all of the liabilities of the Focus Fund.

     TAX CONSEQUENCES. The Board noted that the Reorganization is expected to be free from U.S. federal income taxes.

     SHAREHOLDER LIABILITIES AND RIGHTS. The Board concluded that there would be no substantial change in potential shareholder liability or in shareholder rights.

     SERVICE FEATURES. The Board noted that there would be no change in the services available to the Focus Fund's shareholders as a result of the Reorganization.

     The Board also considered other alternatives to the Reorganization and concluded that, taking into account these other alternatives, the Reorganization was the course of action that is in the best interests of the Focus Fund's shareholders. In summary, the Board concluded that the shareholders of the Focus Fund would benefit from the larger asset base of the Select Fund and the anticipated increase in economies of scale that are expected to result from the Reorganization. BASED ON THIS INFORMATION, THE BOARD RECOMMENDS THAT THE SHAREHOLDERS OF THE FOCUS FUND VOTE FOR THE REORGANIZATION.

                               SHAREHOLDER RIGHTS

     GENERAL. Strong Common Stock Fund, Inc., of which the Focus Fund is a series, was organized as a Wisconsin corporation on November 11, 1988. Strong Opportunity Fund, Inc., of which the Select Fund is a series, was organized as a Wisconsin corporation on July 5, 1983. Each Corporation is governed by its Articles of Incorporation and Bylaws, as each may be supplemented or amended from time to time. Each Corporation is also governed by applicable Wisconsin law, and in particular the WBCL.

     SHARES. Each Corporation is authorized to issue an unlimited number of shares of common stock, with a par value of $0.001 for the Strong Common Stock Fund, Inc. and $0.01 for the Strong Opportunity Fund, Inc., from an unlimited number of classes and series of shares. The shares of the Funds have no preemptive, conversion, or subscription rights except as described in each Fund's current prospectus.

     VOTING RIGHTS. On any matter submitted to a vote of shareholders, all shares entitled to vote are voted on by individual series or class, except that:
(i) when so required by the 1940 Act, then shares are voted in the aggregate and not by individual series or class; and (ii) when the matter only affects the interest of one or more series or class, then only shareholders of such series or class are entitled to vote.

     SHAREHOLDER MEETINGS. An annual meeting of shareholders for the election of Directors and the transaction of such other business as may properly come before the meeting will be held in April of each year or at such other time and date as the Board of the applicable Corporation selects. However, neither Corporation is required to hold an annual meeting of its shareholders in any year in which none of the following is required to be acted upon by shareholders under the 1940
Act: (i) election of directors; (ii) approval of the Corporation's investment advisory contract; (iii) ratification of the selection of the Corporation's independent public accountants; or (iv) approval of the Corporation's distribution agreement. Special meetings of shareholders of a Fund or class of shareholders may be called at any time by the Board, Chairman of the Board, Vice Chairman or President and will be held at such time and place as may be stated in the notice of the meeting. A special meeting of shareholders may also be called on the written request of shareholders owning at least one-tenth of the outstanding shares entitled to vote.

     ELECTION AND TERM OF DIRECTORS. Directors are elected annually at the annual meeting of shareholders or a special meeting held for that purpose. If no annual meeting of the shareholders of the Corporations is required to be held in a particular year pursuant to the Bylaws, Directors will be elected at the next annual meeting held. Each Director shall hold office until his or her successor has been duly elected and, if necessary, qualified, or until his or her death, removal, or resignation. Any Director may be removed by shareholders, with or without cause, only at a meeting called for the purpose of removing the Director, if the votes cast in favor of the action exceed the votes cast in opposition of the action.

     SHAREHOLDER LIABILITY. Under the WBCL, shareholders of a Wisconsin corporation are personally liable up to an amount equal to the par value of shares owned by them (and to the consideration for which shares without par value were issued) for debts owing to employees of the corporation for services performed for such corporation, but not exceeding six months' service in any one case. The liability imposed by the predecessor to this statute was interpreted in a trial court decision to extend to the original issue price for shares, rather than the stated par value. However, the Corporations do not have any paid employees.

     DIRECTOR LIABILITY. To the fullest extent permitted by the WBCL and the 1940 Act, no Director or officer of either Corporation shall be liable to the Corporation or to its shareholders for money damages provided that such Director or officer is performing his or her duties in accordance with the standards of Wisconsin law.

     The foregoing is only a summary of certain rights of shareholders of the Corporations under their Articles of Incorporation, Bylaws, and state law, and is not a complete description of provisions contained in those sources. Shareholders should refer to the provisions of those documents and state law directly for a more thorough description.

                     MORE INFORMATION ABOUT THE SELECT FUND
                               AND THE FOCUS FUND

     Excerpts from the Select Fund's most recent annual report and prospectus, including information about the historical performance of the Select Fund, are contained in Exhibits B and C. Information concerning the operation and management of the Select Fund is also included in the current prospectus relating to the Select Fund dated May 1, 2002, as it may be amended and/or supplemented. Additional information about the Select Fund is included in the statement of additional information for the Select Fund dated May 1, 2002, which is available upon request and without charge by writing to the Strong Funds at P.O. Box 2936, Milwaukee, Wisconsin 53201 or by calling 1-800-368-3863. The current prospectus and statement of additional information, as they may have been amended and/or supplemented, have been filed with the SEC.

     Information about the Focus Fund is included in its current prospectus dated May 1, 2002, as it may be amended and/or supplemented, which is incorporated by reference into this Proxy Statement/Prospectus. Additional information is included in the statement of additional information of the Focus Fund dated May 1, 2002, which is available upon request and without charge by writing to the Strong Funds at P.O. Box 2936, Milwaukee, Wisconsin 53201 or by calling 1-800-368-3863. The current prospectus and statement of additional information, as they may have been amended and/or supplemented, have been filed with the SEC.

     The Focus Fund and Select Fund are each subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act, and, in accordance with those Acts, file reports and other information, including proxy material and charter documents, with the SEC. These items may be inspected and copied at the Public Reference Facilities maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549. Copies of such materials can also be obtained by mail from the Public Reference Section, SEC, Washington, D.C. 20549 at prescribed rates. The SEC maintains a web site at http://www.sec.gov that contains reports and other information about the Funds.

     FINANCIAL HIGHLIGHTS. The fiscal year end of both the Focus Fund and the Select Fund is December 31. The financial highlights of the Select Fund dated as of December 31, 2001, which are contained in Exhibit C, have been audited by PricewaterhouseCoopers LLP, its independent accountants, and are incorporated by reference into this Proxy Statement/Prospectus. The unaudited PRO FORMA financial statements for the Select Fund reflecting the Select Fund after the Reorganization are included in the statement of additional information relating to this transaction, which is incorporated by reference into this Proxy Statement/Prospectus.

     The financial highlights of the Focus Fund are contained in the Focus Fund's prospectus dated May 1, 2002, and have been audited by
PricewaterhouseCoopers LLP, its independent accountants. That prospectus, including the financial highlights, is incorporated by reference into this Proxy Statement/Prospectus.

    THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE REORGANIZATION.


                                 VOTING MATTERS

     GENERAL INFORMATION. This Proxy Statement/Prospectus is being furnished in connection with the solicitation of proxies by the Board of Strong Common Stock Fund, Inc., of which the Focus Fund is a series, in connection with the Meeting. It is expected that the solicitation of proxies will be primarily by mail. The solicitation may also include telephone, facsimile, Internet, telegraph or oral communications by certain employees of SCM and SII, who will not be paid for these services, and/or D.F. King & Co., Inc., a professional proxy solicitor retained by the Focus Fund for an estimated fee of $8,700, including out-of-pocket expenses. Except for the services provided by SCM and SII, the Focus Fund will pay the costs of the Meeting and the costs of the solicitation of proxies (I.E., votes) and the fees of D.F. King & Co., Inc. The Focus Fund may also reimburse brokers and other nominees for their reasonable expenses in communicating with the person(s) for whom they hold shares of the Focus Fund.

     VOTING RIGHTS AND REQUIRED VOTE. Shareholders of the Focus Fund on the record date are entitled to one vote for each full share held and a fractional vote for each fractional share held. A majority of the shares of the Focus Fund entitled to vote at the Meeting, present in person or by proxy, constitutes a quorum. Approval of the Reorganization requires the affirmative vote of a majority of the shares entitled to vote on the Reorganization. Any shareholder giving a proxy may revoke it at any time before it is exercised by submitting to the Secretary of the Corporation a written notice of revocation or a subsequently executed proxy or by attending the Meeting and voting in person.

     Shares represented by a properly executed proxy will be voted in accordance with the instructions thereon, or if no specification is made, the shares will be voted "FOR" the approval of the Reorganization. It is not anticipated that any matters other than the approval of the Reorganization will be brought before the Meeting. Should other business properly be brought before the Meeting, it is intended that the accompanying proxies will be voted in accordance with the judgment of the persons named as such proxies. For the purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. For this reason, abstentions and broker non-votes will have the effect of a "no" vote for purposes of obtaining the requisite approval of the Reorganization.

     If sufficient votes in favor of the proposals set forth in the Notice of the Special Meeting are not received by the time scheduled for the Meeting, the holders of a majority of shares present in person or by proxy at the meeting and entitled to vote at the Meeting, whether or not sufficient to constitute a quorum, may adjourn the meeting. Any business that might have been transacted at the meeting originally called may be transacted at any such adjourned session(s) at which a quorum is present.

     DISSENTERS' RIGHTS OF APPRAISAL. If the Reorganization Agreement is approved at the Meeting, shareholders of the Focus Fund will have the right to dissent and obtain payment of fair value for their Focus Fund shares in accordance with the WBCL. For these purposes, "fair value" means the value of the Focus Fund shares immediately before the closing of the Reorganization. However, the exercise of appraisal rights is subject to the "forward pricing" requirements of Rule 22c-1 under the 1940 Act, which supercedes contrary provisions of state law. Accordingly, shareholders have the right to redeem their Focus Fund shares at net asset value until the Closing Date of the Reorganization. After the Reorganization, shareholders of each class of the Focus Fund will hold corresponding class shares of the Select Fund, which may also be redeemed at net asset value.

     RECORD DATE AND OUTSTANDING SHARES. Only shareholders of record of the Focus Fund at the close of the NYSE on Friday, July 5, 2002 ("Record Date") are entitled to notice of and to vote at the Meeting and at any postponement or adjournment thereof. At the close of the NYSE on the Record Date, there were _____________ shares of the Focus Fund outstanding and entitled to vote.

     SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT. As of the Record Date, the officers and Directors of the Focus Fund and the Select Fund as a group beneficially owned less than 1% of the outstanding shares of the Focus Fund and the Select Fund, respectively. As of the Record Date, to the best of the knowledge of the Focus Fund and the Select Fund, the following persons owned of record or beneficially 5% or more of the outstanding shares of the Focus Fund and the Select Fund, respectively:

                                                                                   NUMBER OF         PERCENTAGE
NAME AND ADDRESS OF OWNER                      FUND                                SHARES (1)        OWNERSHIP
-------------------------                      ----                                ----------        ----------


(1) FULL SHARES OF THE FUND OWNED BENEFICIALLY AS OF JULY 5, 2002.

     EXPENSES. In order to obtain the necessary quorum at the Meeting, additional solicitations may be made by mail, telephone, telegraph, Internet, facsimile, or personal interview by representatives of Strong Common Stock Fund, Inc. or SCM and/or their affiliates at an estimated cost of approximately $2,100. All costs of solicitation (including the printing and mailing of this proxy statement, meeting notice and form of proxy, as well as any necessary supplementary solicitations) will be paid by the Focus Fund, except the cost of SCM employees, which will be borne by SCM. Persons holding shares as nominees will, upon request, be reimbursed for their reasonable expenses in sending soliciting material to their principals.

                                 OTHER BUSINESS

     The Board knows of no other business to be brought before the Meeting. However, if any other matters come before the Meeting, it is the intention that proxies that do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.

                              SHAREHOLDER INQUIRIES

     Shareholder inquiries about the Focus Fund and the Select Fund may be addressed to the Strong Funds in writing at P.O. Box 2936, Milwaukee, Wisconsin 53201 or by calling 1-800-368-3863.

     WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, WE ENCOURAGE YOU TO VOTE BY PROXY. YOU CAN VOTE BY PROXY BY COMPLETING, DATING, SIGNING, AND RETURNING THE ACCOMPANYING PROXY CARD USING THE ENCLOSED POSTAGE PREPAID ENVELOPE, BY CALLING OUR TOLL-FREE TELEPHONE NUMBER, OR BY VISITING OUR WEB SITE IN ACCORDANCE WITH THE ENCLOSED VOTING INSTRUCTIONS.


                                           By Order of the Board of Directors,


                                           Richard W. Smirl
                                           VICE PRESIDENT AND SECRETARY
                                           Strong Common Stock Fund, Inc.
Menomonee Falls, Wisconsin
July 15, 2002

                                    EXHIBIT A

                      AGREEMENT AND PLAN OF REORGANIZATION


     THIS AGREEMENT AND PLAN OF REORGANIZATION is dated as of June 20, 2002 ("Agreement"), by and between Strong Common Stock Fund, Inc. and Strong
Opportunity Fund, Inc. (together referred to as the "Corporations"), each a Wisconsin corporation, to provide for the reorganization of Strong Advisor Focus Fund ("Selling Fund"), a series of Strong Common Stock Fund, Inc., into Strong Advisor Select Fund ("Acquiring Fund"), a series of Strong Opportunity Fund, Inc. The Selling Fund and the Acquiring Fund are sometimes referred to collectively as the "Funds" and individually as a "Fund."

                             PRELIMINARY STATEMENTS

     A. The Selling Fund and the Acquiring Fund are series of Strong Common Stock Fund, Inc. and Strong Opportunity Fund, Inc., respectively, which are open-end management investment companies registered under the Investment Company Act of 1940 ("1940 Act").

     B. The Board of the Corporations has determined that the Reorganization (as defined below) is in the best interests of each Fund and that the interests of the existing shareholders of each Fund would not be diluted as a result of the Reorganization.

     C. This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended ("Code"). In consideration of the mutual premises contained in this Agreement, the parties hereto agree to effect the transfer of all of the assets of the Selling Fund solely in exchange for (a) the assumption by the Acquiring Fund of certain stated liabilities of the Selling Fund and (b) shares of the Acquiring Fund followed by the distribution, as of the Effective Time (as defined in Section 9 of this Agreement), of such shares of the Acquiring Fund to the shareholders of the Selling Fund on the terms and conditions in this Agreement in liquidation of the Selling Fund (the "Reorganization"). The shares of the Acquiring Fund that are given in exchange for the assets of the Selling Fund are referred to as the "Acquiring Fund Shares," and the shares of the Selling Fund that are held by the holders of such shares at the Effective Time are referred to as the "Selling Fund Shares."

                                   AGREEMENTS

     The parties to this Agreement covenant and agree as follows:

     1. PLAN OF REORGANIZATION. As of the Effective Time (as defined in Section 9, below), the Selling Fund will assign, deliver, and otherwise transfer all of its assets and good and marketable title to the assets, free and clear of all liens, encumbrances, and adverse claims except as provided in this Agreement, and assign the stated liabilities as set forth in a statement of assets and liabilities, to be prepared as of the Effective Time (the "Statement of Assets and Liabilities") to the Acquiring Fund. The Acquiring Fund shall acquire all these assets, and shall assume all these liabilities of the Selling Fund, in exchange for delivery to the Selling Fund by the Acquiring Fund of a number of its Acquiring Fund Shares (both full and fractional) equivalent in value to the Selling Fund Shares of the Selling Fund outstanding immediately prior to the Effective Time. The assets and stated liabilities of the Selling Fund, as set forth in the Statement of Assets and Liabilities, shall be exclusively assigned to and assumed by the Acquiring Fund. All debts, liabilities, obligations, and duties of the Selling Fund, to the extent that they exist at or after the Effective Time and are stated in the Statement of Assets and Liabilities, shall after the Effective Time, attach to the Acquiring Fund and may be enforced against the Acquiring Fund to the same extent as if the same had been incurred by the Acquiring Fund. If the Selling Fund is unable to make delivery of any of its portfolio securities pursuant to this Section to the Acquiring Fund for the reason that any of such securities purchased by the Selling Fund have not yet been delivered to it by the Selling Fund's broker or brokers, then in lieu of such delivery, the Selling Fund shall deliver to the Acquiring Fund, with respect to these securities, executed copies of an agreement of assignment and due bills executed on behalf of said broker or brokers, together with such other documents as may be required by the Acquiring Fund, including brokers' confirmation slips.

     2. TRANSFER OF ASSETS. The assets of the Selling Fund to be acquired by the Acquiring Fund shall include, without limitation, all cash, cash equivalents, securities, receivables (including interest and dividends receivable), goodwill, and intangible property, and deferred or prepaid expenses as set forth in the Selling Fund's Statement of Assets and Liabilities, as well as any claims or rights of action or rights to register shares under applicable securities laws, any books or records of the Selling Fund and other property owned by the Selling Fund at the Effective Time.

     3. LIQUIDATION AND DISSOLUTION OF THE SELLING FUND. As of the Effective Time, the Selling Fund will liquidate and the Acquiring Fund Shares (both full and fractional) received by the Selling Fund will be issued to the shareholders of record of the Selling Fund as of the Effective Time in exchange for Selling Fund Shares and in complete liquidation of the Selling Fund. Each shareholder of the Selling Fund will receive a number of Acquiring Fund Shares equal in value to the Selling Fund Shares held by that shareholder. This liquidation and issuance will be accomplished by either the establishment of an open account on the share records of the Acquiring Fund in the name of the shareholder of record of the Selling Fund, or the transfer of share records of the Selling Fund in the name of the shareholder of record of the Selling Fund to the Acquiring Fund, and representing the respective number of Acquiring Fund Shares due that shareholder. Each Selling Fund shareholder shall also have the right to receive any dividends or other distributions that were declared prior to the Effective Time, but unpaid at that time, with respect to the Selling Fund Shares that are held by such Selling Fund shareholders at the Effective Time. All issued and outstanding shares of the Selling Fund shall then be cancelled on the books of the Selling Fund. The Acquiring Fund shall not be required to issue certificates representing Acquiring Fund shares in connection with the Reorganization. An amendment to the Articles of Incorporation of Strong Common Stock Fund, Inc. in a form not materially different from that attached as Annex 1 to this Agreement ("Articles Amendment") shall be filed to eliminate the shares constituting the Selling Fund as a class of Strong Common Stock Fund, Inc.'s common stock.

     4. REPRESENTATIONS AND WARRANTIES OF THE ACQUIRING FUND. The Acquiring Fund represents and warrants to the Selling Fund as follows:

     (a) SHARES TO BE ISSUED UPON REORGANIZATION. The Acquiring Fund Shares to be issued in connection with the Reorganization (i) have been duly authorized and upon consummation of the Reorganization will be validly issued, fully paid, and non-assessable, except to the extent provided in Section 180.0622(2)(b) of the Wisconsin Statutes and (ii) will be duly registered in conformity with applicable federal and state securities laws, and no shareholder of the Acquiring Fund shall have any option, warrant, or preemptive right of subscription or purchase with respect to the Acquiring Fund's Shares.

     (b) LIABILITIES. There are no liabilities of the Acquiring Fund, whether or not determined or determinable, other than liabilities disclosed or provided for in the Acquiring Fund's statement of assets and liabilities, if any, and liabilities incurred in the ordinary course of business prior to the Effective Time or otherwise previously disclosed to the Selling Fund, none of which has been materially adverse to the business, assets, or results of operations of the Acquiring Fund.

     (c) LITIGATION. Except as previously disclosed to the Selling Fund, there are no claims, actions, suits, or proceedings pending or, to the actual knowledge of the Acquiring Fund, threatened that would materially adversely affect the Acquiring Fund or its assets or business or which would prevent or hinder in any material respect consummation of the transactions contemplated by this Agreement.

     (d) TAXES. As of the Effective Time, all federal and other tax returns and reports of the Acquiring Fund required by law to have been filed shall have been filed, and all other taxes shall have been paid so far as due, or provision shall have been made for the payment of them, and to the best of the Acquiring Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to any of these returns.

     (e) FEES AND EXPENSES. As of the Effective Time, there are no brokers or finders entitled to receive any payments in connection with the transactions provided for in this Agreement.

     5. REPRESENTATIONS AND WARRANTIES OF THE SELLING FUND. The Selling Fund represents and warrants to the Acquiring Fund as follows:

     (a) MARKETABLE TITLE TO ASSETS. The Selling Fund will have, at the Effective Time, good and marketable title to, and full right, power and authority to sell, assign, transfer, and deliver the assets to be transferred to the Acquiring Fund. Upon delivery and payment for these assets, the Acquiring Fund will have good and marketable title to the assets without restriction on the transfer of the assets free and clear of all liens, encumbrances, and adverse claims.

     (b) LIABILITIES. There are no liabilities of the Selling Fund, whether or not determined or determinable, other than liabilities disclosed or provided for in the Selling Fund's statement of assets and liabilities, and liabilities incurred in the ordinary course of business prior to the Effective Time or otherwise previously disclosed to the Acquiring Fund, none of which has been materially adverse to the business, assets or results of operations of the Selling Fund.

     (c) LITIGATION. Except as previously disclosed to the Acquiring Fund, there are no claims, actions, suits, or proceedings pending or, to the knowledge of the Selling Fund, threatened that would materially adversely affect the Selling Fund or its assets or business or that would prevent or hinder in any material respect consummation of the transactions contemplated by this Agreement.

     (d) TAXES. As of the Effective Time, all federal and other tax returns and reports of the Selling Fund required by law to have been filed shall have been filed, and all other taxes shall have been paid so far as due, or provision shall have been made for the payment of them, and to the best of the Selling Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to any of those returns.

     (e) FEES AND EXPENSES. As of the Effective Time, there are no brokers or finders entitled to receive any payments in connection with the transactions provided for in this Agreement.

     6.  CONDITIONS   PRECEDENT  TO  OBLIGATIONS  OF  THE  ACQUIRING  FUND.  The
obligations of the Acquiring Fund under this Agreement shall be subject to the following conditions:

     (a) All representations and warranties of the Selling Fund contained in this Agreement shall be true and correct in all material respects as of the date of this Agreement and, except as they may be affected by the transactions contemplated by this Agreement, as of the Effective Time, with the same force and effect as if made on and as of the Effective Time.

     (b) Strong Opportunity Fund, Inc. shall have received an opinion of Godfrey & Kahn, S.C., counsel to both Funds, regarding the transaction, in form reasonably satisfactory to Strong Opportunity Fund, Inc., and dated as of the Effective Time, to the effect that:

          (1) Strong Common Stock Fund, Inc. is a corporation duly organized, validly existing, and in good standing under the laws of the State of Wisconsin;

          (2) the shares of the Selling Fund issued and outstanding at the Effective Time are duly authorized and validly issued, fully paid, and non-assessable by Strong Common Stock Fund, Inc., except to the extent provided in Section 180.0622(2)(b) of the Wisconsin Statutes;

          (3) this Agreement has been duly authorized, executed, and delivered by Strong Common Stock Fund, Inc. and represents a valid and binding contract of Strong Common Stock Fund, Inc., enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and transfer, and other similar laws of general applicability relating to or affecting creditors' rights and to general equity principles; provided, however, that no opinion need be expressed with respect to provisions of this Agreement relating to indemnification nor with respect to provisions of this Agreement intended to limit liability for particular matters to the Selling Fund and its assets;

          (4) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated by this Agreement will not, violate the Amended and Restated Articles of Incorporation or Bylaws of Strong Common Stock Fund, Inc. or any material agreement known to such counsel to which Strong Common Stock Fund, Inc. is a party or by which it is bound;

          (5) to the knowledge of such counsel, no consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Selling Fund of the transactions contemplated by this Agreement, except such as have been obtained under the Securities Act of 1933 (the "1933 Act"), state securities laws, the 1940 Act, as amended, and, the rules and regulations under those statutes; and

          (6) Strong Common Stock Fund, Inc. is registered as an investment company under the 1940 Act and such registration with the Securities and Exchange Commission ("SEC") as an investment company under the 1940 Act is in full force and effect.

     Such opinion: (i) shall state that while such counsel has not verified, and is not passing upon and does not assume responsibility for, the accuracy, completeness, or fairness of any portion of the Form N-14 Registration Statement relating to the Reorganization or any amendment thereof or supplement thereto, it has generally reviewed and discussed certain information included therein with respect to the Selling Fund and Strong Common Stock Fund, Inc. with certain officers of Strong Common Stock Fund, Inc. and that in the course of such review and discussion no facts came to the attention of such counsel that caused it to believe that, on the respective effective or clearance dates of the Form N-14 Registration Statement, and any amendment thereof or supplement thereto and only insofar as they relate to information with respect to Strong Common Stock Fund, Inc. and the Selling Fund, the Form N-14 Registration Statement or any amendment thereof or supplement thereto contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading; (ii) shall state that such counsel does not express any opinion or belief as to the financial statements, other financial data, statistical data, or any information relating to Strong Common Stock Fund, Inc. or the Selling Fund contained or incorporated by reference in the Form N-14 Registration Statement; and (iii) shall state that such opinion is solely for the benefit of Strong Opportunity Fund, Inc. and its Board and officers.

     In giving such opinion, Godfrey & Kahn, S.C. may rely upon officers' certificates and certificates of public officials.

     7. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE SELLING FUND. The obligations of the Selling Fund under this Agreement shall be subject to the following conditions:

     (a) All representations and warranties of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date of this Agreement and, except as they may be affected by the transactions contemplated by this Agreement, as of the Effective Time, with the same force and effect as if made on and as of the Effective Time.

     (b) Strong Common Stock Fund, Inc. shall have received an opinion of Godfrey & Kahn, S.C., counsel to both Funds, regarding the transaction, in form reasonably satisfactory to Strong Common Stock Fund, Inc., and dated as of the Effective Time, to the effect that:

          (1) Strong Opportunity Fund, Inc. is a corporation duly organized, validly existing, and in good standing under the laws of the State of Wisconsin;

          (2) the shares of the Acquiring Fund issued and outstanding at the Effective Time are duly authorized and validly issued, fully paid, and non-assessable by Strong Opportunity Fund, Inc., except to the extent provided in Section 180.0622(2)(b) of the Wisconsin Statutes, and the Acquiring Fund Shares to be delivered to the Selling Fund, as provided for by this Agreement, are duly authorized and upon delivery pursuant to the terms of this Agreement, will be validly issued, fully paid, and non-assessable by Strong Opportunity Fund, Inc., except to the extent provided in Section 180.0622(2)(b) of the Wisconsin Statutes, and no shareholder of the Acquiring Fund has any option, warrant, or preemptive right to subscription or purchase in respect thereof based on a review of Strong Opportunity Fund, Inc.'s Amended and Restated Articles of Incorporation and Bylaws and otherwise to such counsel's knowledge;

          (3) the Board of Strong Opportunity Fund, Inc. has duly authorized the Acquiring Fund as a class of common stock of Strong Opportunity Fund, Inc. pursuant to the terms of the Amended and Restated Articles of Incorporation of Strong Opportunity Fund, Inc.;

          (4) this Agreement has been duly authorized, executed, and delivered by Strong Opportunity Fund, Inc. and represents a valid and binding contract of Strong Opportunity Fund, Inc., enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and transfer, and other similar laws of general applicability related to or affecting creditors' rights and to general equity principles; provided, however, that no opinion need be expressed with respect to provisions of this Agreement relating to indemnification nor with respect to provisions of this Agreement intended to limit liability for particular matters to the Acquiring Fund and its assets;

          (5) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated by this Agreement will not, violate the Amended and Restated Articles of Incorporation or Bylaws of Strong Opportunity Fund, Inc. or any material agreement known to such counsel to which Strong Opportunity Fund, Inc. is a party or by which it is bound;

          (6) to the knowledge of such counsel, no consent, approval, authorization, or order of any court or governmental authority is required for the consummation by Acquiring Fund of the transactions contemplated by this Agreement, except such as have been obtained under the 1933 Act, state securities laws, the 1940 Act, as amended, and, the rules and regulations under those statutes; and

          (7) Strong Opportunity Fund, Inc. is registered as an investment company under the 1940 Act and such registration with the SEC as an investment company under the 1940 Act is in full force and effect.

     Such opinion: (i) shall state that while such counsel has not verified, and is not passing upon and does not assume responsibility for, the accuracy, completeness, or fairness of any portion of the Form N-14 Registration Statement relating to the Reorganization or any amendment thereof or supplement thereto, it has generally reviewed and discussed certain information included therein with respect to the Acquiring Fund and Strong Opportunity Fund, Inc. with certain officers of Strong Opportunity Fund, Inc. and that in the course of such review and discussion no facts came to the attention of such counsel which caused it to believe that, on the respective effective or clearance dates of the Form N-14 Registration Statement and any amendment thereof or supplement thereto and only insofar as they relate to information with respect to Strong Opportunity Fund, Inc. and the Acquiring Fund, the Form N-14 Registration Statement or any amendment thereof or supplement thereto contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; (ii) shall state that such counsel does not express any opinion or belief as to the financial statements, other financial data, statistical data, or information relating to Strong Opportunity Fund, Inc. or the Acquiring Fund contained or incorporated by reference in the Form N-14 Registration Statement; and (iii) shall state that such opinion is solely for the benefit of Strong Common Stock Fund, Inc. and its Board and officers.

     In giving such opinion, Godfrey & Kahn, S.C. may rely upon officers' certificates and certificates of public officials.

     8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE SELLING FUND AND THE ACQUIRING FUND. The obligations of the Selling Fund and the Acquiring Fund to effectuate this Agreement shall be subject to the satisfaction of each of the following conditions as of the Effective Time:

     (a) Any authority from the SEC as may be necessary to permit the parties to carry out the transactions contemplated by this Agreement shall have been received.

     (b) The Registration Statement on Form N-1A of the Acquiring Fund shall be effective under the 1933 Act, and, to the best knowledge of the Acquiring Fund, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

     (c) The Acquiring Fund has filed all documents and paid all fees required to permit its shares to be offered to the public in all states of the United States, the Commonwealth of Puerto Rico, and the District of Columbia (except where such qualifications are not required) so as to permit the transfer contemplated by this Agreement to be consummated.

     (d) The Selling Fund and Acquiring Fund shall have received on or before the Effective Time an opinion of Morgan, Lewis & Bockius LLP satisfactory to the Selling Fund and the Acquiring Fund substantially to the effect that the Reorganization, as a tax-free reorganization within the meaning of Section 368(a) of the Code, will have the following U.S. federal income tax consequences for Selling Fund shareholders, the Selling Fund, and the Acquiring Fund:

     1. No gain or loss will be recognized by the Selling Fund upon the transfer of its assets in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Selling Fund's stated liabilities;

     2. No gain or loss will be recognized by the Acquiring Fund on its receipt of the Selling Fund's assets in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Selling Fund's liabilities;

     3. The basis of the Selling Fund's assets in the Acquiring Fund's hands will be the same as the basis of those assets in the Selling Fund's hands immediately before the Reorganization;

     4. The Acquiring Fund's holding period for the assets transferred to the Acquiring Fund by the Selling Fund will include the holding period of those assets in the Selling Fund's hands immediately before the Reorganization;

     5.   No  gain  or  loss  will  be  recognized  by the  Selling  Fund on the
          distribution   of  Acquiring   Fund  Shares  to  the  Selling   Fund's
          shareholders in exchange for Selling Fund Shares;

     6. No gain or loss will be recognized by the Selling Fund's shareholders as a result of the Selling Fund's distribution of Acquiring Fund Shares to the Selling Fund's shareholders in exchange for the Selling Fund's shareholders' Selling Fund Shares;

     7. The basis of the Acquiring Fund Shares received by the Selling Fund's shareholders will be the same as the basis of that Selling Fund's shareholders' Selling Fund Shares surrendered in exchange therefor; and

     8.   The  holding  period of the  Acquiring  Fund  Shares  received  by the
          Selling   Fund's   shareholders   will  include  the  Selling   Fund's
          shareholders' holding period for the Selling Fund's shareholders' Selling Fund Shares surrendered in exchange for the Acquiring Fund Shares, provided that the Selling Fund Shares were held as capital assets on the date of the Reorganization.

     (e)  This  Agreement,  the  Reorganization,   and  the  Articles  Amendment
contemplated by this Agreement shall have been approved by the shareholders of the Selling Fund in the manner required under the Wisconsin Statutes.

     (f) The Board of Strong Opportunity Fund, Inc., at a meeting duly called for such purpose, shall have authorized the issuance by the Acquiring Fund of Acquiring Fund Shares as of the Effective Time in exchange for the assets of the Selling Fund pursuant to the terms and provisions of this Agreement.

     (g) Neither the Selling Fund nor the Acquiring Fund (nor the Corporations) will take any action or cause any action to be taken that is inconsistent with the treatment of the Reorganization as a reorganization within the meaning of
Section 368(a) of the Code or results in the failure of the transaction to qualify as a reorganization with the meaning of Section 368(a) of the Code. At or prior to the Effective Time, the parties will take such action, or cause such action to be taken, as is reasonably necessary to enable Morgan, Lewis & Bockius LLP to deliver the tax opinion contemplated in this Agreement.

     9. EFFECTIVE TIME OF THE REORGANIZATION. The exchange of the Selling Fund's assets for corresponding Acquiring Fund Shares shall be effective as of 3:00 p.m., Central Time on October 11, 2002, or at such other time and date as fixed by the mutual consent of the parties (the "Effective Time").

     10. TERMINATION. This Agreement and the transactions contemplated by this Agreement may be terminated and abandoned with respect to the Acquiring Fund and/or the Selling Fund, without penalty, by resolution of the Board of Strong Opportunity Fund, Inc. or Strong Common Stock Fund, Inc., respectively, or at the discretion of any duly authorized officer of such Corporations, at any time prior to the Effective Time, if circumstances should develop that, in the opinion of such Board or officer, make proceeding with the Agreement inadvisable. In the event of any such termination, there shall be no liability for damages on the part of the Acquiring Fund, the Selling Fund, or the Corporations, or their respective Board or officers.

     11. AMENDMENT AND WAIVER. This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the parties; provided, that no amendment may have the effect of changing the provisions for determining the number or value of Acquiring Fund Shares to be paid to the Selling Fund's shareholders under this Agreement to the detriment of the Selling Fund's shareholders without their further approval. Furthermore, either party may waive any breach by the other party or the failure to satisfy any of the conditions to its obligations (this waiver must be in writing and authorized by any officer of the waiving party with or without the approval of the party's shareholders).

     12. INDEMNIFICATION.

     (a) The Acquiring Fund shall indemnify, defend, and hold harmless the Selling Fund, its directors, officers, employees, and agents against all losses, claims, demands, liabilities, and expenses, including reasonable legal and other expenses incurred in defending third-party claims, actions, suits, or proceedings, arising from any of its representations, warranties, covenants, or agreements set forth in this Agreement.

     (b) The Selling Fund, with respect to any claim asserted prior to the Effective Time, shall indemnify, defend, and hold harmless the Acquiring Fund, its directors, officers, employees, and agents against all losses, claims, demands, liabilities, and expenses, including reasonable legal and other expenses incurred in defending third-party claims, actions, suits, or proceedings, arising from any of its representations, warranties, covenants, or agreements set forth in this Agreement.

     13. FEES AND EXPENSES. Each Fund shall be solely liable for its own expenses incurred in connection with entering into and carrying out the transactions contemplated by this Agreement, whether or not the transactions contemplated hereby are consummated.

     14. HEADINGS, COUNTERPARTS, ASSIGNMENT.

     (a) The article and paragraph headings contained in this Agreement are for reference purposes only and shall not effect in any way the meaning or interpretation of this Agreement.

     (b) This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

     (c) This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns, but no assignment or transfer of any rights or obligations shall be made by any party without the written consent of the other party. Nothing in this Agreement expressed or implied is intended nor shall be construed to confer upon or give any person, firm, or corporation (other than the parties and their respective successors and assigns) any rights or remedies under or by reason of this Agreement.

     15. ENTIRE AGREEMENT. The Acquiring Fund and Selling Fund agree that neither party has made any representation, warranty, or covenant not set forth in this Agreement and that this Agreement constitutes the entire agreement between the parties. The representations, warranties, and covenants contained in this Agreement or in any document delivered pursuant to this Agreement or in connection with this Agreement shall survive the consummation of the transactions contemplated under this Agreement.

     16. FURTHER ASSURANCES. The Acquiring Fund and Selling Fund shall take such further action as may be necessary or desirable and proper to consummate the transactions contemplated by this Agreement.

     17. BINDING NATURE OF AGREEMENT. As provided in the Corporations' Bylaws, as amended and supplemented to date, this Agreement was executed by the undersigned officers of the respective Corporations, on behalf of the Selling Fund and the Acquiring Fund, as officers and not individually. The obligations of this Agreement are not binding upon the undersigned officers individually, but are binding only upon the assets and property of the respective Corporations. Moreover, no class or series of either Corporation shall be liable for the obligations of any other classes or series of the Corporation, respectively.

     18. GOVERNING LAW. This Agreement shall be governed and construed in accordance with the laws of the State of Wisconsin.

STRONG COMMON STOCK FUND, INC.
on behalf of STRONG ADVISOR FOCUS FUND



By ___________________________________
Name:
Title:  Vice President


STRONG OPPORTUNITY FUND, INC.
on behalf of STRONG ADVISOR SELECT FUND



By ___________________________________
Name:
Title:   Vice President

                 ANNEX 1 TO AGREEMENT AND PLAN OF REORGANIZATION

                        TO BE EFFECTIVE OCTOBER 14, 2002

                     AMENDMENT TO ARTICLES OF INCORPORATION

                                       OF

                         STRONG COMMON STOCK FUND, INC.


     The undersigned Assistant Secretary of Strong Common Stock Fund, Inc. ("Corporation"), hereby certifies that, in accordance with Section 180.1003 of the Wisconsin Statutes, the following Amendment was duly adopted by the Board of Directors of the Corporation on May 3, 2002 and subsequently approved by the shareholders of the class designated as the Strong Advisor Focus Fund at a meeting held on September 13, 2002 in order to terminate the outstanding shares designated as the Strong Advisor Focus Fund in connection with a reorganization effected pursuant to the Agreement and Plan of Reorganization between the Corporation and Strong Opportunity Fund, Inc. attached hereto as Exhibit A ("Agreement").

     1. Paragraph A of Article IV is hereby amended by deleting Paragraph A thereof and inserting the following as a new paragraph:

          "A. The Corporation shall have the authority to issue an indefinite number of shares of Common Stock with a par value of $.001 per share. Subject to the following paragraph, the authorized shares are classified as follows:

     Class                                                Series                Authorized Number of Shares
     -----                                                ------                ---------------------------
     Strong Advisor Common Stock Fund                    Class A                       Indefinite
                                                         Class B                       Indefinite
                                                         Class C                       Indefinite
                                                         Class Z                       Indefinite
     Strong Advisor Endeavor Large Cap Fund              Class A                       Indefinite
                                                         Class B                       Indefinite
                                                         Class C                       Indefinite
     Strong Advisor Technology Fund                      Class A                       Indefinite
                                                         Class B                       Indefinite
                                                         Class C                       Indefinite"

     2. Article IV is hereby amended by adding a new paragraph, labeled Paragraph J., and inserting the following language:

          "J. At the Effective Time (as defined in the Agreement), each outstanding share of Common Stock of the Selling Fund (as defined in the Agreement) shall be exchanged for Acquiring Fund Shares (as defined in the Agreement) in accordance with the terms of the Agreement. Certificates representing shares of the Selling Fund shall be surrendered at the time and in the manner set forth in the Agreement. Any such certificates that remain outstanding after the Effective Time shall be deemed to be automatically canceled and shares represented by such certificates shall be restored to the status of authorized but unissued shares and shall be automatically exchanged as noted above."

     Executed in duplicate this 14th day of October, 2002.


                                   STRONG COMMON STOCK FUND, INC.


                                   By:  __________________________________
                                        Susan A. Hollister
                                        Vice President and Assistant Secretary

This instrument was drafted by:

Jeanine M. Bajczyk
Strong Capital Management, Inc.
100 Heritage Reserve
Menomonee Falls, Wisconsin 53051

                                    EXHIBIT B

                   MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

     The following discussion is based on the Annual Reports of the Strong Advisor Focus Fund and the Strong Advisor Select Fund (formerly, Strong Advisor Endeavor 20 Fund) for the fiscal year ended December 31, 2001. Please note that since the date of the Annual Reports, both the Strong Advisor Focus Fund and the Strong Advisor Select Fund have made changes to their investment strategies.


STRONG ADVISOR FOCUS FUND

YOUR FUND'S APPROACH

     The Strong Advisor Focus Fund seeks capital growth. The Fund focuses on stocks of 30 to 40 companies that its managers believe have favorable prospects for accelerating growth of earnings but are selling at reasonable valuations based on earnings, cash flow, or asset value. The portfolio can include stocks of any size. The Fund writes put and call options. To a limited extent, the Fund may also invest in foreign securities.

                The Strong                              Lipper Large-Cap Growth
            Advisor Focus Fund     S&P 500 Index*             Funds Index*
            ------------------     --------------       -----------------------
Nov-00          $9,425.00           $10,000.00               $10,000.00
Dec-00          $9,670.12           $10,049.06                $9,937.85
Jan-01          $9,736.10           $10,405.38               $10,227.02
Feb-01          $8,105.56            $9,457.21                $8,643.72
Mar-01          $7,191.33            $8,858.42                $7,745.69
Apr-01          $7,483.51            $9,546.26                $8,577.25
May-01          $7,511.78            $9,610.31                $8,512.04
Jun-01          $7,342.13            $9,376.49                $8,266.77
Jul-01          $7,144.20            $9,284.15                $7,970.49
Aug-01          $6,644.67            $8,703.53                $7,364.59
Sep-01          $5,579.64            $8,000.75                $6,624.08
Oct-01          $5,560.79            $8,153.41                $6,898.78
Nov-01          $6,116.87            $8,778.67                $7,530.92
Dec-01          $6,239.40            $8,855.57                $7,565.84

* THE S&P 500 IS AN UNMANAGED INDEX GENERALLY REPRESENTATIVE OF THE U.S. STOCK MARKET. THE LIPPER LARGE-CAP GROWTH FUNDS INDEX IS AN EQUALLY WEIGHTED
PERFORMANCE INDEX OF THE LARGEST QUALIFYING FUNDS IN THIS LIPPER CATEGORY. SOURCE OF THE S&P INDEX DATA IS STANDARD & POOR'S MICROPAL. SOURCE OF THE LIPPER INDEX DATA IS LIPPER INC.

     This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the S&P 500 Index ("S&P 500") and the Lipper Large-Cap Growth Funds Index. Results include the reinvestment of all dividends and capital gains distributions. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. This graph is based on Class A shares only and reflects, for the Fund only, the effect of the maximum sales charge of 5.75%; performance for other classes will vary due to differences in fee structures and sales charges.


AVERAGE ANNUAL TOTAL RETURNS(1)
As of 12-31-01

CLASS A(2)
--------------------------------------------------
1-year                               -39.21%
Since Fund Inception                 -35.26%
(11-30-00)

Class B(2)
--------------------------------------------------
1-year                               -39.17%
Since Fund Inception                 -34.79%
(11-30-00)

Class C(2)
--------------------------------------------------
1-year                               -36.61%
Since Fund Inception                 -32.29%
(11-30-00)

EQUITY FUNDS ARE VOLATILE INVESTMENTS AND SHOULD ONLY BE CONSIDERED FOR LONG-TERM GOALS.

(1) A FUND'S PERFORMANCE, ESPECIALLY FOR VERY SHORT TIME PERIODS, SHOULD NOT BE THE SOLE FACTOR IN MAKING YOUR INVESTMENT DECISION.
(2) LOAD ADJUSTED PERFORMANCE REFLECTS THE EFFECT OF THE MAXIMUM SALES CHARGE OF 5.75% FOR CLASS A, THE APPLICABLE CONTINGENT DEFERRED SALES CHARGE OF 5.00% IN YEAR 1 AND ELIMINATED AFTER YEAR 6 FOR CLASS B, AND THE APPLICABLE CONTINGENT DEFERRED SALES CHARGE OF 1.00% WHICH IS ELIMINATED AFTER 12 MONTHS FOR CLASS C.

AS OF DECEMBER 27, 2001, THE CLASS L SHARES WERE CONVERTED INTO AND REDESIGNATED AS CLASS A SHARES.


Q: HOW DID YOUR FUND PERFORM?

A: The year 2001 was a difficult one for growth stock investors and for the Strong Advisor Focus Fund. The Fund, managed as a concentrated growth-stock portfolio, declined sharply during the first ten months of the year as the bear market that began in 2000 continued into 2001. Despite an accommodative Fed, growth stocks (particularly those in the technology sector) remained under severe pressure throughout the year as negative capital spending trends and an absence of earnings visibility continued.

Unfortunately, the events of September 11 settled the question of whether the economy was in a slowdown or a recession -- in favor of the latter. The Fund reached its low point on September 21, coinciding with the lows for the Nasdaq Composite and the S&P 500. From those levels, the Fund recovered dramatically in the fourth quarter.

Q: WHAT MARKET CONDITIONS, EVENTS, AND OTHER FACTORS IMPACTED YOUR FUND'S PERFORMANCE?

A: The Fund's poor relative performance was due almost entirely to the tug of war between an aggressive Federal Reserve policy and economic uncertainty exacerbated by the events of September 11. During 2001, the Federal Reserve moved extremely aggressively, lowering the Federal Funds rate from 6.5% at the start of the year to 1.75%. The Fed's initial surprise decision to cut rates in early January led us to increase the weightings of more economically sensitive stocks in the portfolio, particularly in the technology sector, as we were optimistic that the slowdown would be a brief hiccup. Unfortunately, despite eleven rate cuts by the Federal Reserve, consumers and businesses both fell into a state of uncertainty and postponed spending on discretionary items. This classic recession caused the combined earnings of the companies in the S&P 500 to fall by more than 25 percent over the previous year. On the positive side, the Fed's pumping massive amounts of liquidity into the system, along with the apparent military success in Afghanistan, restored some confidence in the U.S. markets in the fourth quarter.

Q: WHAT INVESTMENT STRATEGIES AND TECHNIQUES IMPACTED YOUR FUND'S PERFORMANCE?

A: The Fund's performance in 2001 was severely hampered by its technology holdings. Although the longer-term prospects for leading technology companies remains bright, the cyclical nature of the business and the hangover from the internet and Y2K spending bubbles contributed to a period of sharp relative underperformance. Prior to the attacks, we saw the early signs of an impending sector rebound (firming order trends, price stability, stronger unit trends) and elected to overweight the technology sector. This decision, more than any other, was responsible for the Fund's underperformance in 2001. On a more positive note, our holdings in consumer cyclical issues, most notably Best Buy and Kohl's Department Stores, added the most value during the period. Despite widespread corporate layoffs and economic uncertainty, the resilience of U.S. consumer spending has surprised most experts. The Fund also benefited from investments in more stable growth companies, such as Concord EFS and Guidant. Finally, in the last two months of the year, we saw a sharp rebound in many of the Fund's technology holdings as the market began to anticipate economic recovery.

Q: WHAT IS YOUR FUTURE OUTLOOK?

A: Although the magnitude of an economic and a corporate profit recovery is difficult to ascertain, at this point earnings comparisons are easier, valuations are more reasonable, and inflation is well-contained. With this as a backdrop, it should be only a matter of time before the U.S. economy and overall corporate earnings growth begin to recover. And over the long-term, it is the trajectory of earnings growth that drives stock prices. The possibility of another terrorist attack or an economic shock still exists. But risks never disappear; what changes is investors' appreciation of them. The recent successes in the war against terrorism and signs of an economic recovery point to better times ahead -- and historically, growth stocks have tended to lead all other sectors out of a sluggish economic environment. We believe they will do so again.

We appreciate your patience and support after such a difficult period and look for better times in the coming months. Thank you for your investment in the Strong Advisor Focus Fund.

Ronald C. Ognar
PORTFOLIO CO-MANAGER

Bruce C. Olson
PORTFOLIO CO-MANAGER

THE FUND IS NON-DIVERSIFIED, MEANING IT MAY CONCENTRATE ITS ASSETS IN FEWER INDIVIDUAL HOLDINGS THAN A DIVERSIFIED FUND. THEREFORE, THE FUND IS MORE EXPOSED TO INDIVIDUAL STOCK VOLATILITY AND MARKET PRESSURE THAN A FULLY DIVERSIFIED FUND.

STRONG ADVISOR SELECT FUND

YOUR FUND'S APPROACH

The Strong Advisor Select Fund seeks capital growth. The Fund invests, under normal conditions, in the stocks of 30 to 40 companies of any size that its managers believe have above-average earnings growth prospects. The Fund's managers select stocks that have attractive growth prospects (for example, companies that have the potential for accelerated earnings growth because of management changes, new products, or changes in the economy), accelerating sales and earnings, and positive fundamentals (for example, companies showing a growth trend or that are well-positioned in a growth industry). The managers may sell a holding when the company's growth prospects become less attractive or to take advantage of a better investment opportunity. To a limited extent, the fund writes put and call options. To a limited extent, the Fund may also invest in foreign securities.

                   The Strong                                Lipper Multi-Cap
               Advisor Select Fund       S&P 500 Index*     Growth Funds Index*
               -------------------       --------------     -------------------
Dec-00              $9,425.00              $10,000.00           $10,000.00
Jan-01              $10,103.68             $10,354.58           $10,202.78
Feb-01               $8,444.86              $9,411.04            $8,709.38
Mar-01               $7,549.48              $8,815.17            $7,775.88
Apr-01               $8,228.09              $9,499.66            $8,725.09
May-01               $8,341.19              $9,563.39            $8,678.13
Jun-01               $8,454.29              $9,330.71            $8,523.70
Jul-01               $8,001.89              $9,238.82            $8,063.69
Aug-01               $7,417.53              $8,661.04            $7,367.52
Sep-01               $6,635.25              $7,961.69            $6,272.60
Oct-01               $6,974.55              $8,113.60            $6,721.72
Nov-01               $7,492.93              $8,735.81            $7,369.02
Dec-01               $7,530.63              $8,812.34            $7,483.94

* THE S&P 500 INDEX ("S&P 500") IS AN UNMANAGED INDEX GENERALLY REPRESENTATIVE OF THE U.S. STOCK MARKET. THE LIPPER MULTI-CAP GROWTH FUNDS INDEX IS AN EQUALLY WEIGHTED PERFORMANCE INDEX OF THE LARGEST QUALIFYING FUNDS IN THE LIPPER CATEGORY. SOURCE OF THE S&P INDEX IS STANDARD & POOR'S MICROPAL, AND SOURCE OF THE LIPPER INDEX DATA IS LIPPER INC.

     This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with a similar investment in the S&P 500 Index ("S&P 500") and the Lipper Multi-Cap Growth Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares. Investment returns and principal value vary, and you may have a gain or a loss when you sell shares. This graph is based on Class A shares only and reflects, for the Fund only, the effect of the maximum sales charge of 5.75%; performance for other classes will vary due to differences in fee structures and sales charges.

AVERAGE ANNUAL TOTAL RETURNS(1)
As of 12-31-01

CLASS A(2)
------------------------------ -------------------
1-year                              -24.69%
Since Fund Inception                -24.58%
(12-29-00)

CLASS B(2)
------------------------------ -------------------
1-year                              -24.57%
Since Fund Inception                -23.66%
(12-29-00)

CLASS C2
------------------------------ -------------------
1-year                              -21.49%
Since Fund Inception                -20.60%
(12-29-00)

EQUITY FUNDS ARE VOLATILE INVESTMENTS AND SHOULD ONLY BE CONSIDERED FOR LONG-TERM GOALS.


(1) A FUND'S PERFORMANCE, ESPECIALLY FOR VERY SHORT TIME PERIODS, SHOULD NOT BE THE SOLE FACTOR IN MAKING YOUR INVESTMENT DECISION.
(2) LOAD ADJUSTED PERFORMANCE REFLECTS THE EFFECT OF THE MAXIMUM SALES CHARGE OF 5.75% FOR CLASS A, THE APPLICABLE CONTINGENT DEFERRED SALES CHARGE OF 5.00% IN 1 YEAR AND ELIMINATED AFTER YEAR 6 FOR CLASS B, AND THE APPLICABLE CONTINGENT DEFERRED SALES CHARGE OF 1.00% WHICH IS ELIMINATED AFTER 12 MONTHS FOR CLASS C.

AS OF DECEMBER 27, 2001, THE CLASS L SHARES WERE CONVERTED INTO AND REDESIGNATED AS CLASS A SHARES.

Q: HOW DID YOUR FUND PERFORM?

A: The Strong Advisor Select Fund began the year with a strong January. However, performance for the Fund and the overall market quickly deteriorated, as investors absorbed news of the economy's further weakening. In April and May, the Fund experienced a solid recovery, but when June came, the Fund suffered from a market environment that was again quite volatile as investors prepared for and then received news of earnings disappointments in the technology sector. The entire third quarter was marked by the growing realization that the economy was likely in recession. While pondering the length and depth of this recession, the major markets, as well as the Fund's investments experienced a selloff that lasted until the end of September. In the fourth quarter, as it began to appear as though the worst of the economy's deterioration was over, the Fund recovered some of the losses incurred during the third quarter.

Q: WHAT MARKET CONDITIONS, MARKET EVENTS, AND OTHER FACTORS IMPACTED YOUR FUND'S PERFORMANCE?

A: The major market influence during the first half of 2001 was the slowdown in business activity created by the final deflation of the bubble economies in the Internet and telecommunication sectors. New financings in these sectors were essentially frozen until there was evidence that these investments could generate an economic return. Without access to capital, many companies quickly froze their spending budgets. This abrupt slowdown caught suppliers and distributors largely unprepared. By the end of the first quarter, most of these companies were forced to reduce their earnings projections and had to scramble to align their cost structures with a lower level of demand. Despite some early signs of stabilization in the first weeks of September, it was clear that we were not yet at a bottom. The hope that the U.S. consumer would continue to spend freely during this corporate profit recession was beginning to fade even before the tragic events of September 11. The Federal Reserve was accommodative with interest rates all year, starting with surprise cuts in January and continuing with aggressive rate reductions in subsequent months. After the events of September 11, the Fed was joined in cutting rates by other central banks worldwide. During November and December, investors tried to anticipate the positive impact of these rate cuts by positioning their portfolios for an economic recovery. While we believe it is clear that a recovery is in store some time in the future, its exact timing and magnitude remained quite uncertain at year-end.

Q: WHAT INVESTMENT STRATEGIES AND TECHNIQUES IMPACTED YOUR FUND'S PERFORMANCE?

A: The Fund was underweighted -- at times significantly -- in technology stocks for much of the year. Only during the fourth quarter, when it appeared that technology fundamentals were reaching the bottom and valuations for select stocks were reasonable, did we increase the Fund's technology exposure to a market weighting. Because both the Federal Reserve and the Federal government were directing their efforts toward keeping the U.S. consumer strong, we overweighted consumer cyclicals for much of the year. When layoff announcements accelerated in the fourth quarter -- and consumer confidence slumped in response -- we reduced our exposure to this sector. We ended the year with a slightly more aggressive posture than we had held at the end of the third quarter. As more data to support a recovery mounts, we will continue to adjust the portfolio accordingly.

Q: WHAT IS YOUR FUTURE OUTLOOK?

A: The worst of the deceleration of this economy appears to be behind us. We are certainly seeing signs of stabilization and, in some cases, early signs of recovery. Excess capacity is still apparent throughout the economy, though, and U.S. consumers remain very selective about their purchases. Therefore, we believe it is important for us to stay focused on identifying companies with good businesses and management teams that can navigate the turbulent recovery. We believe our grass-roots research process is exceptionally well-suited for identifying investments in this challenging environment, and remain committed to seeking opportunities with the best near-and long-term prospects.

Thank you for investing in the Strong Advisor Select Fund.

Thomas J. Pence
PORTFOLIO CO-MANAGER

Erik J. Voss
PORTFOLIO CO-MANAGER

THE FUND IS NON-DIVERSIFIED, MEANING IT MAY CONCENTRATE ITS ASSETS IN FEWER INDIVIDUAL HOLDINGS THAN A DIVERSIFIED FUND. THEREFORE, THE FUND IS MORE EXPOSED TO INDIVIDUAL STOCK VOLATILITY AND MARKET PRESSURE THAN A FULLY DIVERSIFIED FUND.

                                    EXHIBIT C

                  ADDITIONAL INFORMATION ABOUT THE SELECT FUND

FUND PERFORMANCE

     The following return information illustrates the performance of the Select Fund, which is one indication of the risks of investing in the Fund. The calendar year total returns and quarterly performance information are for the Fund's Class A shares. Please keep in mind that the past performance, before and after taxes, does not represent how the Fund will perform in the future. The information assumes that you reinvested all dividends and distributions.

CALENDAR YEAR TOTAL RETURNS
--------------------------------------
Year                  Return
--------------------------------------
2001                  -20.1%
--------------------------------------

BEST AND WORST QUARTERLY PERFORMANCE
(DURING THE PERIODS SHOWN ABOVE)

                            BEST QUARTER RETURN        WORST QUARTER RETURN
------------------------- -----------------------     -----------------------
Select Fund                  13.5% (4th Q 2001)         -21.5% (3rd Q 2001)

AVERAGE ANNUAL TOTAL RETURNS(1)
AS OF 12-31-01

 ------------------------------------------------      ---------------------- --------------------------
                                                       1-YEAR                 SINCE FUND INCEPTION(2)
 ------------------------------------------------      ---------------------- --------------------------
 SELECT FUND
 ------------------------------------------------      ---------------------- --------------------------
 Class A
 ------------------------------------------------      ---------------------- --------------------------
     Return Before Taxes                                -24.69%                -24.58%
  ------------------------------------------------      ---------------------- -------------------------
     Return After Taxes on Distributions                -24.69%                -24.58%
  ------------------------------------------------      ---------------------- -------------------------
     Return After Taxes on Distributions and            -15.04%(3)             -19.66%(3)
     Sale of Fund Shares
  ------------------------------------------------      ---------------------- -------------------------
 Class B*                                               -24.57%                -23.66%
--------------------------------------------------      ---------------------- -------------------------
 Class C*                                               -21.49%                -20.60%
 ------------------------------------------------      ---------------------- --------------------------
 S&P 500 Index (reflects no deductions for fees,        -11.88%                -11.88%
 expenses, or taxes)(4)
 ------------------------------------------------      ---------------------- --------------------------
 Lipper Multi-Cap Growth Funds Index (reflects          -25.16%                -25.16%
 no deductions for fees, expenses, or taxes)(5)
 ------------------------------------------------      ---------------------- --------------------------

*ONLY BEFORE-TAX RETURNS ARE SHOWN FOR THE CLASS B AND CLASS C SHARES. AFTER-TAX RETURNS FOR THOSE CLASSES MAY VARY FROM THOSE SHOWN FOR THE CLASS A SHARES.

(1) HISTORICAL RETURNS PROVIDED IN THE TABLE MAY BE HIGHER OR LOWER THAN HISTORICAL RETURNS PROVIDED IN PREVIOUS PROSPECTUSES AND OTHER MATERIALS BECAUSE CURRENT SYSTEMS ARE ABLE TO MORE EFFECTIVELY REFLECT THE RECALCULATION PROCESS. IN ADDITION, HISTORICAL RETURNS PROVIDED FOR CLASS A SHARES MAY BE HIGHER BECAUSE CURRENT PERFORMANCE CALCULATIONS MORE ACCURATELY REFLECT THE POTENTIAL SALES CHARGE ON A PARTICULAR PURCHASE.
(2) THE SELECT FUND COMMENCED OPERATIONS ON DECEMBER 29, 2000.
(3) RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN BEFORE-TAX RETURNS WHEN A NET CAPITAL LOSS OCCURS UPON THE REDEMPTION OF FUND SHARES.
(4) THE S&P 500 COMPOSITE STOCK PRICE INDEX (S&P 500 Index) IS AN UNMANAGED INDEX GENERALLY REPRESENTATIVE OF THE U.S. STOCK MARKET.
(5) THE LIPPER MULTI-CAP GROWTH FUNDS INDEX IS AN EQUALLY WEIGHTED PERFORMANCE INDEX OF THE LARGEST QUALIFYING FUNDS IN THIS LIPPER CATEGORY.

AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS WILL DEPEND ON YOUR INDIVIDUAL TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS ARE NOT RELEVANT TO INVESTMENTS THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.

The performance table reflects the impact of the maximum initial sales charge. No sales charge is imposed on reinvested dividends and distributions.

FINANCIAL HIGHLIGHTS

     This information describes investment performance of the Class A, B, and C shares of the Select Fund for the periods shown. Certain information reflects financial results for a single Class A, B, or C share outstanding for the entire period. "Total Return" shows how much an investment in the Class A, B, or C shares of the Fund would have increased (or decreased) during the period, assuming you had reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report, which is available upon request.


                      STRONG ADVISOR SELECT FUND - CLASS A

                                                            YEAR ENDED
SELECTED PER-SHARE DATA (a)                                DEC. 31, 2001
----------------------------------------------------      --------------
Net Asset Value, Beginning of Period                          $10.00
Income From Investment Operations:
   Net Investment Loss                                         (0.01)
   Net Realized and Unrealized Losses on Investments           (2.00)(d)
----------------------------------------------------      --------------
   Total from Investment Operations                            (2.01)
Less Distributions:
   From Net Investment Income                                    --
   From Net Realized Gains                                       --
----------------------------------------------------      --------------
   Total Distributions                                           --
----------------------------------------------------      --------------
Net Asset Value, End of Period                                 $ 7.99
====================================================      ==============
RATIOS AND SUPPLEMENTAL DATA
----------------------------------------------------      --------------
Total Return                                                   -20.1%
Net Assets, End of Period (In Millions)                        $57
Ratio of Expenses to Average Net Assets without Waivers,
   Absorptions and Earnings Credits                              4.4%
Ratio of Expenses to Average Net Assets                          1.7%
Ratio of Net Investment Loss to Average Net Assets              (0.8%)
Portfolio Turnover Rate (b)                                    359.7%


                      STRONG ADVISOR SELECT FUND - CLASS B

                                                            YEAR ENDED
SELECTED PER-SHARE DATA (a)                                DEC. 31, 2001
----------------------------------------------------      --------------
Net Asset Value, Beginning of Period                          $10.00
Income From Investment Operations:
   Net Investment Loss                                         (0.09)
   Net Realized and Unrealized Losses on Investments           (1.97)(d)
----------------------------------------------------      --------------
   Total from Investment Operations                            (2.06)
Less Distributions:
   From Net Investment Income                                    --
   From Net Realized Gains                                       --
----------------------------------------------------      --------------
   Total Distributions                                           --
----------------------------------------------------      --------------
Net Asset Value, End of Period                                $ 7.94
====================================================      ==============
RATIOS AND SUPPLEMENTAL DATA
----------------------------------------------------      --------------
Total Return                                                   -20.6%
Net Assets, End of Period (In Millions)                         $0 (c)
Ratio of Expenses to Average Net Assets without Waivers,
   Absorptions and Earnings Credits                             12.4%
Ratio of Expenses to Average Net Assets                          2.5%
Ratio of Net Investment Loss to Average Net Assets              (1.7%)
Portfolio Turnover Rate (b)                                    359.7%

                      STRONG ADVISOR SELECT FUND - CLASS C

                                                            YEAR ENDED
SELECTED PER-SHARE DATA (a)                                DEC. 31, 2001
----------------------------------------------------      --------------
Net Asset Value, Beginning of Period                          $10.00
Income From Investment Operations:
   Net Investment Loss                                         (0.10)
   Net Realized and Unrealized Losses on Investments           (1.97)(d)
----------------------------------------------------      --------------
   Total from Investment Operations                            (2.07)
Less Distributions:
   From Net Investment Income                                    --
   From Net Realized Gains                                       --
----------------------------------------------------      --------------
Total Distributions                                              --
----------------------------------------------------      --------------
Net Asset Value, End of Period                                $ 7.93
====================================================      ==============
RATIOS AND SUPPLEMENTAL DATA
----------------------------------------------------      --------------
Total Return                                                   -20.7%
Net Assets, End of Period (In Millions)                         $0 (c)
Ratio of Expenses to Average Net Assets without Waivers,
   Absorptions and Earnings Credits                             12.8%
Ratio of Expenses to Average Net Assets                          2.5%
Ratio of Net Investment Loss to Average Net Assets              (1.7%)
Portfolio Turnover Rate (b)                                    359.7%


(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(c) Amount is less than $500,000.
(d) The amount shown may not correlate with the aggregate gains and losses of portfolio securities due to the timing of subscriptions and redemptions of Fund shares.

                       STATEMENT OF ADDITIONAL INFORMATION
                                  JULY 15, 2002

                  RELATING TO THE ACQUISITION OF THE ASSETS OF

                            STRONG ADVISOR FOCUS FUND
                   A SERIES OF STRONG COMMON STOCK FUND, INC.

                        BY AND IN EXCHANGE FOR SHARES OF

                           STRONG ADVISOR SELECT FUND
                    A SERIES OF STRONG OPPORTUNITY FUND, INC.

                              100 HERITAGE RESERVE
                        MENOMONEE FALLS, WISCONSIN 53051
                                 1-414-359-1400
                                 1-800-368-3863
                 DEVICE FOR THE HEARING IMPAIRED: 1-800-999-2780

     This Statement of Additional Information is not a prospectus but should be read in conjunction with the Proxy Statement/Prospectus dated July 15, 2002 for the Special Meeting of Shareholders of Strong Advisor Focus Fund to be held on Friday, September 13, 2002. Copies of the Proxy Statement/Prospectus may be obtained at no charge by writing to the Strong Funds at P.O. Box 2936, Milwaukee, Wisconsin 53201, or by calling toll-free at 1-800-368-3863. Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Proxy Statement/Prospectus.

     Further information about the Strong Advisor Select Fund is contained in and incorporated by reference to the Select Fund's Statement of Additional Information dated May 1, 2002. The audited financial statements and related independent auditor's report(s) for the Select Fund contained in the Annual Report for the fiscal year ended December 31, 2001 are hereby incorporated herein by reference insofar as they relate to the Select Fund. No other parts of the Annual Report are incorporated by reference herein.

     Further information about the Strong Advisor Focus Fund is contained in and incorporated by reference to the Focus Fund's prospectus and Statement of Additional Information dated May 1, 2002. The audited financial statements and related independent accountant's report for the Focus Fund contained in the Annual Report for the fiscal year ended December 31, 2001, are incorporated herein by reference. No other parts of the Annual Report are incorporated by reference herein.

     Each Fund will furnish, without charge, a copy of its most recent Semi-Annual Report succeeding such Annual Report, if any, upon request. Requests should be directed to the Strong Funds at P.O. Box 2936, Milwaukee, Wisconsin 53201 or by calling 1-800-368-3863.


     The date of this Statement of Additional Information is July 15, 2002.

                      PRO FORMA FINANCIAL STATEMENTS OF THE
                   STRONG ADVISOR SELECT FUND AFTER THE MERGER

PRO FORMA CONDENSED STATEMENTS OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
December 31, 2001

                                                                             (In Thousands, Except Per Share Amounts)
                                                                                                                      PRO FORMA
                                                             STRONG ADVISOR    STRONG ADVISOR     PROFORMA         COMBINED STRONG
                                                              SELECT FUND        FOCUS FUND      ADJUSTMENTS     ADVISOR SELECT FUND
                                                            ------------------------------------------------------------------------
ASSETS:
    Investments in Securities, at Value
       (Cost of $59,758 and $6,369, respectively)              $60,475            $7,294                                     $67,769
    Receivable for Securities Sold                               7,097              ---                                        7,097
    Other Assets                                                    38                38                                          76
                                                            --------------------------------                      ------------------
    Total Assets                                                67,610             7,332                                      74,942

LIABILITIES:
    Payable for Securities Purchased                            10,195              ---                                       10,195
    Other Liabilities                                               21                31                                          52
                                                            --------------------------------                      ------------------
    Total Liabilities                                           10,216                31                                      10,247
                                                            --------------------------------                      ------------------
NET ASSETS                                                     $57,394            $7,301                                     $64,695
                                                            ===============================                       ==================

NET ASSETS CONSIST OF:
    Capital Stock (par value and paid-in capital)              $56,885           $10,304                                     $67,189
    Accumulated Net Realized Loss                                 (208)           (3,928)                                    (4,136)
    Net Unrealized Depreciation                                    717               925                                       1,642
                                                            -------------------------------                       ------------------
    Net Assets                                                 $57,394            $7,301                                     $64,695
                                                            ===============================                       ==================


CLASS A ($ AND SHARES IN FULL)
    Net Assets                                             $56,699,891        $4,686,425                                 $61,386,316
    Capital Shares Outstanding
       (Unlimited Number Authorized)                         7,099,348           707,684                                   7,685,884
   NET ASSET VALUE PER SHARE                                     $7.99             $6.62                                       $7.99
                                                            ===============================                       ==================

    PUBLIC OFFERING PRICE PER SHARE
    ($7.99 divided by .9425 and $6.62 divided
    by .9425, respectively)                                      $8.48             $7.02                                       $8.48
                                                            ===============================                       ==================


CLASS B ($ AND SHARES IN FULL)
    Net Assets                                                $455,166        $1,893,567                                  $2,348,733
    Capital Shares Outstanding
       (Unlimited Number Authorized)                            57,361           289,112                                     295,846
   NET ASSET VALUE PER SHARE                                     $7.94             $6.55                                       $7.94
                                                            ===============================                       ==================


CLASS C ($ AND SHARES IN FULL)
    Net Assets                                                $239,386          $720,772                                    $960,158
    Capital Shares Outstanding
       (Unlimited Number Authorized)                            30,172           110,042                                     121,064
   NET ASSET VALUE PER SHARE                                     $7.93             $6.55                                       $7.93
                                                            ===============================                       ==================

     See Notes to Financial Statements.

PRO FORMA CONDENSED STATEMENTS OF OPERATIONS
-------------------------------------------------------------------------------
For the Year Ended December 31, 2001

                                                                                               (In Thousands)
                                                                                                                      PRO FORMA
                                                STRONG           STRONG                                            COMBINED STRONG
                                                ADVISOR          ADVISOR                                           ADVISOR SELECT
                                              SELECT FUND       FOCUS FUND      COMBINED          ADJUSTMENTS           FUND
                                             --------------  ---------------  -------------    ------------------ ------------------
INCOME:
    Dividends                                        $28             $27             $55                                 $55
    Interest                                          26              25              51                                  51
------------------------------------------------------------------------------------------------------------------------------------
    Total Income                                      54              52             106                                 106
------------------------------------------------------------------------------------------------------------------------------------

EXPENSES:
    Investment Advisory Fees                          45              56             101                                 101
    Administrative Fees                               17              23              40                                  40
    Custodian Fees                                    17              14              31                                  31
    Shareholder Servicing Costs                       12              15              27                                  27
    Reports to Shareholders                            7              26              33                                  33
    12b-1 Fees                                        20              35              55                                  55
    Professional Fees                                 32             ---              32                                  32
    Federal and State Registration Fees              161              97             258                                 258
    Other                                              1              14              15                                  15
                                             ---------------  ---------------  -------------                    --------------------
    Total Expenses                                   312             280             592                                 592
    Expense Waivers and Absorptions                 (204)           (141)           (345)                               (345)
                                             ---------------  ---------------  -------------                    --------------------
    Expenses, Net                                    108             139             247                                 247
                                             ---------------  ---------------  -------------                    --------------------
NET INVESTMENT LOSS                                  (54)            (87)           (141)                               (141)
------------------------------------------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS):
  Net Realized Gain (Loss) on:
    Investments                                     (172)         (3,893)         (4,065)                             (4,065)
    Futures Contracts, Options, and Forward
       Foreign Currency Contracts                    ---              12              12                                  12
                                             ---------------  ---------------  ----------------                    -----------------
    Net Realized Loss                               (172)         (3,881)         (4,053)                             (4,053)
  Net Change in Unrealized Appreciation              717             880           1,597                               1,597
------------------------------------------------------------------------------------------------------------------------------------
NET GAIN (LOSS) ON INVESTMENTS                       545          (3,001)         (2,456)                             (2,456)
------------------------------------------------------------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                           $491         ($3,088)        ($2,597)                            ($2,597)
====================================================================================================================================

See Notes to Financial Statements.

PRO FORMA SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
For the Year Ended December 31, 2001

                                                                                                      PRO FORMA COMBINED STRONG
                                          STRONG ADVISOR SELECT FUND     STRONG ADVISOR FOCUS FUND        ADVISOR SELECT FUND
                                          --------------------------     -------------------------    --------------------------
                                          Shares or                      Shares or
                                          Principal                      Principal                        Shares or
Common Stocks                             Amount          Value          Amount          Value         Principal Amount      Value
------------------------------------------------------------------------------------------------------------------------------------
Allergan, Inc.                                                              2,000      $150,100            2,000             150,100
American International Group, Inc.           23,110    $ 1,834,934                                        23,110           1,834,934
AOL Time Warner, Inc. (b)                    71,185      2,285,039                                        71,185           2,285,039
AutoNation, Inc. (b)                                                        7,000        86,310            7,000              86,310
Baxter International, Inc.                                                  3,500       187,705            3,500             187,705
Best Buy Company, Inc. (b)                                                  3,500       260,680            3,500             260,680
Broadcom Corporation (b)                                                    3,000       122,940            3,000             122,940
Brocade Communications Systems, Inc. (b)                                    4,000       132,480            4,000             132,480
Celestica, Inc. (b)                          42,665      1,723,239                                        42,665           1,723,239
Cendant Corporation (b)                     162,870      3,193,881                                       162,870           3,193,881
Cisco Systems, Inc. (b)                                                    16,000       289,760           16,000             289,760
Citrix Systems, Inc. (b)                     49,100      1,112,606                                        49,100           1,112,606
Citigroup, Inc.                                                             9,000       454,320            9,000             454,320
Clear Channel Communications, Inc. (b)                                      3,000       152,730            3,000             152,730
Concord EFS, Inc. (b)                                                      15,000       491,700           15,000             491,700
EchoStar Communications Corporation         127,690      3,507,644                                       127,690           3,507,644
   Class A
Electronic Arts, Inc. (b)                                                   4,100       245,795            4,100             245,795
Eli Lilly & Company                           40,055     3,145,920          1,500       117,810           41,555           3,263,730
Forest Laboratories, Inc. (b)                                               2,500       204,875            2,500             204,875
General Electric Company                      55,100     2,208,408                                        55,100           2,208,408
Genzyme Corporation (b)                                                     3,000       179,580            3,000             179,580
GlobalSantaFe Corporation                     48,910     1,394,913                                        48,910           1,394,913
The Goldman Sachs Group, Inc.                                               2,000       185,500            2,000             185,500
Harley-Davidson, Inc.                                                       3,000       162,930            3,000             162,930
HCA-The Healthcare Company                    72,100     2,778,734                                        72,100           2,778,734
Hillenbrand Industries, Inc.                  53,700     2,967,999                                        53,700           2,967,999
Hollywood Entertainment Corporation (b)      224,325     3,205,604                                       224,325           3,205,604
Intel Corporation                             79,495     2,500,118         13,000       408,850           92,495           2,908,968
Johnson & Johnson                             40,870     2,415,417                                        40,870           2,415,417
Kohl's Corporation (b)                                                      6,000       422,640            6,000             422,640
L-3 Communications Corporation (b)                                          2,000       180,000            2,000             180,000
Laboratory Corporation of America                                           3,000       242,550            3,000             242,550
   Holdings (b)
Lehman Brothers Holdings, Inc.                28,860     1,927,848                                        28,860           1,927,848
Liberty Media Corporation Series A           222,630     3,116,820                                       222,630           3,116,820
Lowe's Companies, Inc.                        43,305     2,009,785          4,000       185,640           47,305           2,195,425
Medimmune, Inc. (b)                                                         2,000        92,700            2,000              92,700
Medtronic, Inc.                                                             4,000       204,840            4,000             204,840
Mettler-Toledo International, Inc. (b)        17,040       883,524                                        17,040             883,524
Microsoft Corporation (b)                     46,780     3,100,111          7,000       463,890           53,780           3,564,001
Nabors Industries, Inc. (b)                   48,430     1,662,602                                        48,430           1,662,602
Nasdaq-100 Shares (b)                         46,100     1,802,510                                        46,100           1,802,510
Office Depot, Inc. (b)                                                     10,000       185,400           10,000             185,400
PerkinElmer, Inc.                             65,100     2,279,802                                        65,100           2,279,802
Polycom, Inc. (b)                                                           8,000       275,200            8,000             275,200
Qualcomm, Inc. (b)                            16,980       857,490                                        16,980             857,490
Siebel Systems, Inc. (b)                                                    5,000       139,900            5,000             139,900
Sprint Corporation - PCS Group (b)            76,715     1,872,612                                        76,715           1,872,612
Standard & Poors Depositary Receipt           16,600     1,898,044                                        16,600           1,898,044
  Trust Unit Series 1
Target Corporation                            43,690     1,793,475          2,000        82,100           45,690           1,875,575
Tyco International, Ltd.                                                    4,000       235,600            4,000             235,600
VERITAS Software Corporation (b)                                           10,000       448,200           10,000             448,200
Willis Group Holdings, Ltd. (b)                                             7,000       164,850            7,000             164,850
Yahoo! Inc. (b)                                                             5,000        88,700            5,000              88,700
------------------------------------------------------------------------------------------------------------------------------------
TOTAL COMMON STOCKS                                     57,479,079                    7,246,275                           64,725,354
------------------------------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (a)
------------------------------------------------------------------------------------------------------------------------------------
ABN AMRO Inc. (Dated 12/31/01), 1.60%,
Due 01/02/02 (Repurchase proceeds
$1,700,151); Collateralized by: United
States Government & Agency Issues         $1,700,000     1,700,000                                     1,700,000           1,700,000

State Street Bank (Dated 12/31/01),
1.50%, Due 01/02/02 (Repurchase proceeds
$1,295,808 and $47,404, respectively);
Collateralized by: United States
Government & Agency Issues                 1,295,700     1,295,700         47,400        47,400        1,343,100           1,343,100
------------------------------------------------------------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS                             2,995,700                       47,400                            3,043,100
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES                         60,474,779                    7,293,675                           67,768,454
Other Assets and Liabilities, Net                       (3,080,336)                       7,089                          (3,073,247)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                             $57,394,443                  $ 7,300,764                        $  64,695,207
====================================================================================================================================

(a) Short-term investments include any security which has a remaining maturity of less than one year.
(b) Non-income producing security.

STRONG OPPORTUNITY FUND, INC. (Advisor Select Fund)
Notes to Pro Forma Financial Statements

1. BASIS OF COMBINATION

The unaudited Pro Forma Schedule of Investments, Pro Forma Condensed Statements of Assets and Liabilities, and Pro Forma Condensed Statements of Operations give effect to the proposed merger of the Strong Advisor Focus Fund into the Strong Advisor Select Fund. The proposed merger will be accounted for by the method of accounting for tax-free mergers of investment companies sometimes referred to as the pooling without restatement method. The Merger will be accomplished by an exchange of Class A, B, and C outstanding shares of the Strong Advisor Focus Fund in exchange for Class A, B, and C shares of the Strong Advisor Select Fund.

The pro forma combining statements should be read in conjunction with the historical financial statements of the constituent funds and the notes thereto incorporated by reference in the Statement of Additional Information.

Strong Opportunity Fund, Inc. is an open-end management investment company registered under the Investment Company Act of 1940, as amended.

PRO FORMA ADJUSTMENTS:

a) The Pro Forma Condensed Statements of Assets and Liabilities assume the issuance of additional shares of the respective Strong Fund as if the reorganization had taken place on December 31, 2001, and are based on the net asset value of the acquiring fund. In addition, the Strong Advisor Select Fund is the surviving fund for accounting and legal purposes. The performance history of the Strong Advisor Select Fund will be carried forward.

                          STRONG OPPORTUNITY FUND, INC.

                                     PART C
                                OTHER INFORMATION

Item 15.  INDEMNIFICATION

     Officers and directors of the Fund and its advisor and underwriter are insured under a joint directors and officers/errors and omissions insurance policy underwritten by a group of insurance companies in the aggregate amount of $150,000,000, subject to certain deductions. Pursuant to the authority of the Wisconsin Business Corporation Law ("WBCL"), Article VII of Registrant's Bylaws provides as follows:

     ARTICLE VII. INDEMNIFICATION OF OFFICERS AND DIRECTORS

     SECTION 7.01. MANDATORY INDEMNIFICATION. The Corporation shall indemnify, to the full extent permitted by the WBCL, as in effect from time to time, the persons described in Sections 180.0850 through 180.0859 (or any successor provisions) of the WBCL or other provisions of the law of the State of Wisconsin relating to indemnification of directors and officers, as in effect from time to time. The indemnification afforded such persons by this section shall not be exclusive of other rights to which they may be entitled as a matter of law.

     SECTION 7.02. PERMISSIVE SUPPLEMENTARY BENEFITS. The Corporation may, but shall not be required to, supplement the right of indemnification under Section
7.01 by (a) the purchase of insurance on behalf of any one or more of such persons, whether or not the Corporation would be obligated to indemnify such person under Section 7.01; (b) individual or group indemnification agreements with any one or more of such persons; and (c) advances for related expenses of such a person.

     SECTION 7.03. AMENDMENT. This Article VII may be amended or repealed only by a vote of the shareholders and not by a vote of the Board of Directors.

     SECTION 7.04. INVESTMENT COMPANY ACT. In no event shall the Corporation indemnify any person hereunder in contravention of any provision of the Investment Company Act.

Item 16. EXHIBITS

     (1) Articles of Incorporation dated July 31, 1996(2)
     (1.a) Amendment to Articles of Incorporation dated February 17, 2000(4) (1.b) Amendment to Articles of Incorporation dated December 15, 2000(5) (1.c) Amendment to Articles of Incorporation dated March 15, 2001(6)
     (1.d) Amendment to Articles of Incorporation effective April 9, 2001(7) (1.e) Amendment to Articles of Incorporation effective December 27, 2001(9) (1.f) Amendment to Articles of Incorporation effective March 14, 2002(10) (1.g) Amendment to Articles of Incorporation effective May 3, 2002(11) (1.h) Amendment to Articles of Incorporation effective July 31, 2002(13)
     (2) Bylaws dated October 20, 1995(1)
     (2.a) Amendment to Bylaws dated May 1, 1998(3)
     (2.b) Amendment to Bylaws dated April 5, 2001(7)
     (2.c) Amendment to Bylaws dated March 1, 2002(10)
     (3) Inapplicable
     (4) Form of Agreement and Plan of Reorganization
     (5) Specimen Stock Certificate(4)
     (6) Amended and Restated Investment Advisory Agreement(6)
     (6.a)Amended and  Restated  Subdavisory  Agreement  (Advisor  U.S.  Mid Cap
          Growth Fund)(13)
     (7) Distribution Agreement(6)
     (7.a)Class B and  Class C Shares  Distribution  Agreement  (Advisor  Select
          Fund, Advisor U.S. Mid Cap Growth Fund)(7)
     (8) Inapplicable
     (9) Custodian and Remote Access Agreement(5)
     (10) Amended and Restated Rule 12b-1 Distribution Plan(8)
     (10.a) Amended and Restated Rule 18f-3 Multiple Class Plan(11)
     (11) Form of Opinion and Consent of Counsel
     (12) Form of Opinion and Consent of Counsel relating to tax matters
     (13)  Amended  and  Restated   Transfer  and  Dividend   Disbursing   Agent
          Agreement(12)
     (13.a) Investor  Class  Shares  Administration  Agreement  (Endeavor  Fund,
          Opportunity Fund)(9)
     (13.b) Advisor Class Shares Administration Agreement (Opportunity Fund)(9) (13.c) Class A, B, and C Shares Administration Agreement (Advisor Select
          Fund, Advisor U.S. Mid Cap Growth Fund)(9)
     (14) Consent of Independent Accountants
     (15) Inapplicable
     (16) Power of Attorney dated December 27, 2001(9)
     (16.a) Power of Attorney dated May 3, 2002(12)
     (17) Form of Proxy Card
--------------------------

(1) Incorporated herein by reference to Post-Effective Amendment No. 14 to the Registration Statement on Form N-1A of Registrant filed on or about April 25, 1996.

(2) Incorporated herein by reference to Post-Effective Amendment No. 15 to the Registration Statement on Form N-1A of Registrant filed on or about April 25, 1997.

(3) Incorporated herein by reference to Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A of Registrant filed on or about March 2, 1999.

(4) Incorporated herein by reference to Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A of Registrant filed on or about February 22, 2000.

(5) Incorporated herein by reference to Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A of Registrant filed on or about December 27, 2000.

(6) Incorporated herein by reference to Post-Effective Amendment No. 26 to the Registration Statement on Form N-1A of Registrant filed on or about March 29, 2001.

(7) Incorporated herein by reference to Post-Effective Amendment No. 27 to the Registration Statement on Form N-1A of Registrant filed on or about April 27, 2001.

(8) Incorporated herein by reference to Post-Effective Amendment No. 28 to the Registration Statement on Form N-1A of Registrant filed on or about August 3, 2001.

(9) Incorporated herein by reference to Post-Effective Amendment No. 29 to the Registration Statement on Form N-1A of Registrant filed on or about December 27, 2001.

(10) Incorporated herein by reference to Post-Effective Amendment No. 31 to the Registration Statement on Form N-1A of Registrant filed on or about March 26, 2002.

(11) Incorporated herein by reference to Post-Effective Amendment No. 32 to the Registration Statement on Form N-1A of Registrant filed on or about April 29, 2002.

(12) Incorporated herein by reference to Post-Effective Amendment No. 33 to the Registration Statement on Form N-1A of Registrant filed on or about May 6, 2002.

(13) Incorporated herein by reference to Post Effective Amendment No. 34 to the Registration Statement on Form N-1A of Registrant filed on or about May 14, 2002.

Item 17.  UNDERTAKINGS

     (1) The Undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

     (2) The Undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new Registration Statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

     (3) Pursuant to the requirements of Form N-14, the Undersigned Registrant undertakes to file, by post-effective amendment to the Registration Statement, an opinion of counsel supporting the tax matters and consequences to shareholders discussed in the prospectus that is part of the Registration Statement within a reasonable time after receipt of such opinion.

     (4) Pursuant to the requirements of Item 16, Exhibit 11 of Form N-14, the Undersigned Registrant undertakes to file, by post-effective amendment to the Registration Statement, an opinion of Wisconsin counsel regarding the issuance of shares in the reorganization that is part of the Registration Statement within a reasonable time after receipt of such opinion.



                                   SIGNATURES

     As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant, in the Village of Menomonee Falls and State of Wisconsin as of the 23rd day of May, 2002.

                              STRONG OPPORTUNITY FUND, INC.
                              (Registrant)


                              By: /s/ Richard W. Smirl
                                  ----------------------------------------------
                                  Richard W. Smirl, Vice President and Secretary

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and as of the date indicated.

Name                                   Title                                 Dated As Of

/s/ Richard S. Strong
______________________________         Chairman of the Board (Principal
Richard S. Strong                      Executive Officer) and a Director     May 23, 2002

/s/ John W. Widmer
______________________________         Treasurer (Principal Financial
John W. Widmer                         and Accounting Officer)               May 23, 2002

______________________________         Director
Willie D. Davis*                                                             May 23, 2002

______________________________         Director
William F. Vogt*                                                             May 23, 2002

______________________________         Director
Stanley Kritzik*                                                             May 23, 2002

______________________________         Director
Neal Malicky*                                                                May 23, 2002

______________________________         Director
Gordon Greer*                                                                May 23, 2002

* Susan A. Hollister signs this document on behalf of each director marked with an asterisk pursuant to power of attorney filed with Post-Effective Amendments No. 29 and 33 to the Registration Statement on Form N-1A of the Registrant filed on or about December 27, 2001 and May 6, 2002, respectively.

   /s/ Susan A. Hollister
By:__________________________________________________
    Susan A. Hollister

                                  EXHIBIT INDEX


EXHIBIT NO.       EXHIBIT

(4)               Form of Agreement and Plan of Reorganization
(11)              Form of Opinion and Consent of Counsel
(12)              Form of Opinion and Consent of Counsel relating to tax matters
(14)              Consent of Independent Accountants
(17)              Form of Proxy Card